united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road,           Cincinnati, Ohio          45247

(Address of principal executive offices)           (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
Johnson Equity Income Fund — JEQIX
Johnson Opportunity Fund — JOPPX
Johnson International Fund — JINTX
Johnson Fixed Income Fund — JFINX
Johnson Municipal Income Fund — JMUNX
June 30, 2020 (Unaudited)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Letter from the Fund President:	July 2020

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2020 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2020 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
After Record Q1 Selloff, Stocks Rebound in Historic Fashion
The shocking, rapid outbreak of COVID-19 sent stocks plummeting in February and March, until they bottomed on March 23rd, down 35% from the peak. It was one of the fastest selloffs on record. But then one of the fastest rallies in history began. The S&P 500 Index gained nearly 21% in the second quarter, its best quarter in more than 20 years. The NASDAQ did even better, gaining 31%. The S&P 500 has bounced more than 39% off the bottom and is now down just 3% for the year. The index gained more than 7% over the past 12 months, a good number considering all that has taken place during that time. A combination of attractive prices (in late March and April), massive government support, and signs of gradual reopening of the economy fueled the market’s run in April and May. As stocks returned to record-high territory, the rally cooled off in June, especially when coronavirus infection numbers began picking up in some places.
Technology, consumer, and energy stocks were the main winners, and large cap U.S. stocks continued to outperform international stocks and smaller cap stocks. Growth stocks have continued to outperform value stocks by a wide margin, led by the largest tech companies. Their strength has overshadowed the rest of the stocks in the index, which haven’t recovered as much. It also helps explain why U.S. large cap stocks have outperformed other benchmarks of smaller stocks and international stocks. Still, those markets rallied after severe selloffs earlier in the year.
Recovery Commences Amid Partial Reopening
The strength of the rally was surprising as it came despite some of the worst economic data in the last century. In a matter of weeks, more than 30 million Americans lost their job as the economy entered a recession. Consumer spending plummeted. Retailers and restaurants that were already struggling, filed for bankruptcy. The travel industry was decimated and will be impacted for years to come. Consumer struggles also put pressure on banks. Thankfully banks are much better positioned for this recession than they were in the financial crisis. Still, roughly one-third of U.S. corporate debt is considered in distress, primarily in the energy sector, retail, and restaurant industries. All told, it is estimated that GDP dropped 35% in the second quarter compared to the first. As bad as it was, some of the data was still “not as bad as expected,” which often leads to positive sentiment and gains in stocks. It also demonstrates the resiliency of some areas of the economy.
The reopening of the economy generated buying momentum in the market. State by state, the U.S. has begun the process to varying degrees. Cases have picked up in some areas, which was not unexpected, causing some states to push pause on the reopening process. Meanwhile, health-care companies are scrambling to bring treatments and a vaccine to the marketplace. Governments are relaxing the normal timelines in an effort to speed up the process for drug approval. It’s uncharted territory, and the reopening process is likely to be one of fits and starts. Economic forecasting in such an environment is even more speculative than usual. These economic challenges will continue to pressure companies, potentially leading to a more volatile summer than usual for the stock market.
Governments and Central Banks Remain Active
Governments around the world have poured trillions of dollars into relief efforts. Congress, the White House, and the Federal Reserve (the “Fed”) have provided enormous amounts of money to businesses and individuals to try to stop the bleeding. Total U.S. government spending so far stands around $3 trillion, most of which is included in the $2.2 trillion CARES Act. Congress continues to debate other potential support measures. A majority of the money is being directed to individuals in the form of direct payments and small businesses in the form of loans. In a matter of weeks Washington has injected more money by far than it did in the entirety of the Great Financial Crisis a little over a decade ago.
The Fed was also quick to promise it would do whatever necessary to prop up the economy. It committed to purchasing unlimited amounts of U.S. treasuries, as well as billions of dollars of other assets to ensure liquidity and market health. It also quickly dropped the benchmark Fed Funds rate to zero. However, some of the Fed’s support programs saw much lower uptake

Letter from the Fund President:	July 2020

than initially projected. While it’s clear the Fed has enormous power to bolster confidence in the markets with its support, it’s less clear it can quickly and directly impact small and medium-sized businesses, state and local governments, and individual consumers.
Second Half of 2020 Promises to Be Eventful
The pandemic remains the key driver of the markets entering the second half of the year. Daily infection, hospitalization, and death data are likely to exacerbate volatility in the coming months. It’s seemingly impossible to predict the impact of the virus, as new medical information comes to light on a daily basis.
Meanwhile, millions are looking for work and wondering if their old jobs will ever return, given the economic upheaval and “new normal” environment. Those who haven’t lost a job are still adjusting to their new home office or workplace realities. Civic unrest across the country continues as demonstrators call for social justice. On top of everything, a contentious presidential election in the U.S. is just four months away.
Taken together, the second half of 2020 could be another volatile one for stocks. The strength of the second-quarter rally leaves stock indices near or above (in the case of the NASDAQ) previous record highs. This means the stock market is priced for good news. It’s never surprising to see market corrections, and this is especially true if virus and/or economic news is disappointing. Still, uncertainty is nothing new, and there are plenty of instances of the economy and markets climbing a “wall of worry” in years past.
Staying Focused Amid Uncertainty
Even and especially when the world around us feels out of control, it is wise for all of us to focus on what we know and what we can control. This is certainly the case when it comes to investing. In times of crisis, adherence to time-tested principles is more important than ever. Long-term success depends on the ability to stay disciplined by maintaining proper asset allocation, rebalancing when appropriate, and investing with an emphasis on quality.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

JOHNSON EQUITY INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2020 UNAUDITED

Year-to-date through June 30, 2020, the Johnson Equity Income Fund returned -7.58%. The Fund underperformed its benchmark’s, the S&P 500 Index, return of  -3.08% but outperformed the Lipper Equity Income Index return of  -12.26%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.
2020 has presented an unusual and volatile environment for the market. While our quality and yield oriented approach generally shines in times of heightened volatility, the unique stresses of COVID-19 have created some uncommon trends and narrow leadership in the market. The market has shown a strong preference for both very large companies and those with low or no yield. This created a difficult environment for equity income funds. To illustrate, consider the performance of the five largest stocks in the S&P 500 (Microsoft, Apple, Amazon, Facebook, and Alphabet). These companies now constitute as much of the index as the smallest 359 combined and have been meaningful outperformers this year, up an average of 24% vs. the market’s negative 3% return. On average, the top five stocks provide a yield roughly 80% lower than the index and trade at an average price to earnings ratio roughly 34 turns more expensive than the index. Three of the five companies pay no dividend. Despite having an allocation to several of these stocks (Microsoft, Apple, and Alphabet), the Fund has been underweight the basket due to yield, valuation, and extreme market concentration. The management team will continue to determine position sizes by relative risk and reward opportunities rather than relative market capitalization as there is a long history of the largest stocks in the market underperforming the broader market once they reach these levels of concentration.
Looking at a broader swath of stocks further highlights the challenges for dividend paying stocks this year. On a capitalization-weighted basis, stocks that do not pay a dividend are up 12.2% this year, while dividend paying stocks are down 6.5%. This almost 19% outperformance by non-yielders explains the performance gap between the Fund and the S&P 500. Relative to other funds focused on providing an above average yield, the Johnson Equity Income Fund had a strong first half of 2020.
As is often the case, volatility did create opportunities to buy some quality franchises at good prices. The management team was proactive, rebalancing and upgrading the quality of portfolio holdings through the market downturn. We added several blue-chip stocks near the bottom of the market. Examples include Home Depot and Nike, both of which are now among the top contributors to Fund performance for 2020.
Average Annual Total Returns	as of June 30, 2020
	Equity Income Fund	S&P 500 Index
Six Months	-7.58%	-3.08%
One Year	2.26%	7.51%
Three Years	10.59%	10.73%
Five Years	10.05%	10.73%
Ten Years	12.47%	13.99%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND	PERFORMANCE REVIEW – JUNE 30, 2020 UNAUDITED

The Johnson Opportunity Fund had a net total return of -13.75% in the first half of 2020, underperforming the Fund’s benchmark, the Russell 2500 Index’s, -11.05% return. The year started off strongly with the market reaching a new all-time high in February, but this quickly turned as the world was left grappling with a novel coronavirus now so ubiquitously known as COVID-19. The initial impact saw SMID Cap stocks with their worst quarter of performance on record, with the Russell 2500 Index dropping a dramatic 30% in the first quarter. The second quarter experienced a partial reversal with SMID Cap stocks bouncing higher during the quarter as market optimism from the reopening of the economy took hold. While the Johnson Opportunity Fund outperformed during the initial drawdown and even though the Fund participated in the rebound, relative performance lagged on the way back up.
Year-to-date, both sector allocation and security selection weighed on relative performance. The Fund was underweight the Healthcare and Technology sectors, the only two sectors to post positive performance during the first half of the year, and overweight the two worst performing sectors of Energy and Financials. Favorable security selection in Real Estate and Financials were more than offset by weakness in the Healthcare and Technology sector selections.
What has been unusual about this market so far, is that the winners during the long bull market — growth stocks in sectors such as Technology and Health Care — continued to be winners, rather than a rotation in leadership that usually occurs with such extreme market reversals. The appetite for growth stocks can be seen in the Russell 2500 Pharmaceuticals & Biotech subsector, which gained 40% in the second quarter. In fact, West Pharmaceuticals was the Fund’s best contributor to performance during the first half of the year. On the other side of performance were National Retail Properties as investors fear rent renegotiations and even retail bankruptcies, as well as Farmers National Banc Corp. as yields have dropped sharply.
As the second quarter came to an end, the recent market strength ran into concerns of rising coronavirus cases and potential of a second wave of economic shutdowns and/or slowdowns. We remained focused on investing in companies with an attractive mix of quality, valuation, and momentum and continue to believe this approach will serve investors well, given the macroeconomic uncertainty. We feel well prepared to deliver the low volatility objective of our strategy protection should the recession become prolonged and the markets roll back over. Yet, we also feel positioned to capture some relative valuation improvement if the significant amount of fiscal and monetary stimulus is enough to sustain economic activity where earnings growth can accelerate and broaden to more industries as coronavirus is controlled.
Average Annual Total Returns	as of June 30, 2020
	Opportunity Fund	Russell 2500 Index
Six Months	-13.75%	-11.05%
One Year	-6.77%	-4.70%
Three Year	1.85%	4.08%
Five Years	4.36%	5.41%
Ten Years	9.96%	11.46%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND	PERFORMANCE REVIEW – JUNE 30, 2020 UNAUDITED

The Johnson International Fund had a total net return of  -12.38% in the first half of 2020, underperforming the MSCI ACWI ex-US Index’s -11.00% return. Much of the decline occurred in the first quarter as it became apparent that a global coronavirus pandemic (COVID-19) would be a major disruption to the world’s economies. After falling as much as 25% from its February high, massive fiscal and monetary stimulus plans around the world as well as optimism that the virus will eventually be controlled led to a significant market recovery in the second quarter, the best quarter since the fourth quarter of 1999. The slightly weaker relative performance from the Fund can be explained by security selection effect, with negative effect in 8 of the 11 sectors.
The MSCI Emerging Market Index outperformed the MSCI EAFE Index, but that emerging market advantage mostly was driven by a gain in the Chinese stock market. It is believed COVID-19 originated in China late last year and that country became one of the first to show case trends slow allowing and thus reopen their economy after a partial shutdown. Most other major emerging markets, however, underperformed the broader international market, including Brazil, Russia, and India. Emerging markets tend to be much more cyclical than developed markets (especially the U.S. market) and have more exposure to the global recession that has materialized this year. For example, Brazilian bank Banco Bradesco was the Fund’s worst performance contributor with earnings estimates plunging to half of what was expected a year ago. Energy was the worst performing sector and was the biggest negative contributor to returns relative to its weight in the portfolio, including stocks such as Lukoil, CNOOC, and TechnipFMC. Oil prices were very volatile and fell 40% in the first half of the year.
Sector allocation decisions were additive overall with overweights capturing the gains in the Communication Services and Health Care sectors and with underweights in Financials and Real Estate, two sectors that underperformed amid uncertainty about the impact of COVID-19 on the financial health of their customers and tenants. Technology was a challenging sector for the Fund, as the positioning was not aggressive enough to capture a massive rally in Chinese technology companies that ensued in the second quarter amid a growing investor appetite for speculative risk. The Fund’s top single stock contributor was Tencent Holdings, a Chinese internet giant, which gained over 33% in the first half of the year.
International stocks help investors diversify the risk associated with single country concentration, which might be an important consideration today for US investors that are invested in market-cap weighted indices that are trading at much higher valuations than international stocks and seem to be overconcentrated in Technology and Internet companies. With a broader opportunity set in global markets, we feel well positioned to find international companies that may offer similar quality or growth characteristics at a cheaper valuation.
Average Annual Total Returns	as of June 30, 2020
	International Fund	MSCI ACWI ex US Index
Six Months	-12.38%	-11.00%
One Year	-6.80%	-4.80%
Three Years	0.98%	1.13%
Five Years	1.02%	2.26%
Ten Years	4.78%	4.97%
Asset Allocation by Country	as of June 30, 2020
Japan	18.56%	Taiwan	2.85%
China	10.08%	Hong Kong	2.78%
United Kingdom	9.82%	Sweden	2.61%
Other*	8.55%	India	2.42%
Switzerland	8.03%	Russia	2.13%
France	7.66%	India	1.80%
Germany	6.94%	Mexico	1.69%
Canada	6.06%	South Korea	1.65%
Australia	4.78%	Chile	1.59%

*
Countries in “Other” category include: Belgium, Brazil, Israel, Italy, Netherlands, Norway, Phillippines, South Africa, Singapore, and Spain.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2020 UNAUDITED

The Johnson Fixed Income Fund provided a total return of 7.31% during the first six months of 2020, compared to a 6.14% return for the Bloomberg Barclays Capital Aggregate Index, the Fund’s benchmark.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. The benchmark Federal Funds Rate was cut to zero, and the Fed resurrected a multitude of bond buying programs aimed at stabilizing the economy and markets. As a result, the Fund maintained a longer duration relative to its benchmark, which was beneficial to performance as interest rates declined.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening. Throughout the second quarter, the Fund added several high-quality corporate bonds at attractive valuations, which was also beneficial to performance as spreads stabilized.
Looking forward to the second half of 2020, we remain cautious in our overall outlook. While economic reopening has helped the economy gradually begin the healing process, we believe the road to full economic recovery is likely to be long and challenging. Each monthly employment report is a stark reminder that millions of Americans remain without reliable employment. As a result, interest rates are likely to remain low for a prolonged period and the Fund’s duration continues to be modestly long relative to its benchmark as a result. Additionally, we believe that the Fund’s focus on quality should be beneficial as more cyclical areas of the credit market remain under fundamental pressure and could continue to see ratings downgrades and select defaults. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Average Annual Total Returns	as of June 30, 2020
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
Six Months	7.31%	6.14%
One Year	9.40%	8.74%
Three Years	5.34%	5.32%
Five Years	4.29%	4.30%
Ten Years	3.74%	3.82%

Holdings by Industry Sectors
(as a percentage of total net assets)

Preferred Stocks, 0.8%
Cash Equivalents, 0.1%
Net Other Assets and Liabilities, 0.6%
Taxable Municipal, 2.9%
Bank & Finance, 22.9%
US Agency Obligations Mortgage Backed, 21.5%
Industrial, 16.5%
US Agency Obligations, 3.4%
Utilities, 11.7%
US Govt Treasury Obligations, 19.6%
Certificates of Deposit, 0.0%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND	PERFORMANCE REVIEW – JUNE 30, 2020 UNAUDITED

During the first half of the year the Johnson Municipal Income Fund provided a total return of 3.03% compared to 2.08% for the Bloomberg Barclays Municipal Bond Index, and 2.60% for the Bloomberg Barclays 5-Year General Obligation Municipal Index. The Johnson Municipal Income Fund’s benchmark was changed from the Bloomberg Barclays 5-Year General Obligation Municipal Index to the Bloomberg Barclays Municipal Bond Index effective May 1, 2020.
After declining throughout 2019, municipal bond yields fell in the first half of 2020, leading to the Fund’s positive year-to-date return. During 2020, however, municipal bond yields were volatile as record redemptions from municipal bond mutual funds combined with concerns over the impacts to municipal finances from COVID-19 related shutdowns briefly pressured borrowing costs sharply higher. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. The benchmark Federal Funds Rate was cut to zero, and the Fed resurrected a multitude of bond buying programs aimed at stabilizing the economy and markets. As a result, the Fund maintained a longer duration relative to its benchmark, which was beneficial to performance as interest rates ultimately resumed their decline. The Fund’s focus on higher-quality and less economically-sensitive securities was also additive to performance during the first half of the year.
New municipal bond issuance slowed significantly during March and April but has since resumed a more normal pace. Demand for municipal bonds has also normalized, with steady inflows into municipal bond mutual funds after the brief period of record redemptions that occurred in the month of March. The widespread economic shutdowns aimed at slowing the spread of COVID-19 will likely cause declines in tax revenues, but the effects will be variable by state and sector. Fortunately, many issuers were in healthy financial positions prior to the pandemic, and support from Congress and the Fed’s liquidity programs should also help to support municipalities. That said, there remains a considerable degree of uncertainty for municipal issuers in the near-term, and we continue to expect lower quality issuers and issuers that rely on economically-sensitive revenue sources to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Over 70% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 25% of its assets issued in states other than Ohio.
Looking forward to the second half of the year, we remain cautious in our overall outlook. While economic reopening has helped the economy gradually begin the healing process, we believe the road to full economic recovery is likely to be long and challenging. Each monthly employment report is a stark reminder that millions of Americans remain without reliable employment. As a result, interest rates are likely to remain low for a prolonged period and the Fund’s duration continues to be modestly long relative to its benchmark as a result. Additionally, the Fund’s focus on quality should be beneficial as lower-rated areas of the municipal market remain under pressure and could see ratings downgrades and select defaults. Finally, the somewhat lower level of yields is likely to lead to a more modest total return outlook compared to the first half of this year.
Average Annual Total Returns	as of June 30, 2020
	Municipal Income Fund	Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond: 5 Year GO Index
Six Months	3.03%	2.08%	2.60%
One Year	4.62%	4.45%	4.16%
Three Years	3.46%	4.22%	3.18%
Five Years	3.00%	3.93%	2.79%
Ten Years	2.98%	4.22%	2.78%
*
As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six-month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Municipal Bond Index nor in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Common Stocks	Shares	Fair Value
Alphabet Inc. – Class A*	8,210	$11,642,191
Alphabet Inc. – Class C*	979	1,383,924
Comcast Corp. – Class A	177,800	6,930,644
Walt Disney Co.	85,600	9,545,256
7.7% – Total For Communication Services		$29,502,015
Home Depot Inc.	31,000	7,765,810
Nike Inc. – Class B	87,500	8,579,375
TJX Companies Inc.	151,340	7,651,750
VF Corporation	125,800	7,666,252
8.2% – Total For Consumer Discretionary		$31,663,187
Coca Cola Co.	161,320	7,207,778
Colgate-Palmolive Co.	158,893	11,640,501
Procter & Gamble Co.	31,090	3,717,431
Unilever PLC ADR	145,300	7,974,064
7.9% – Total For Consumer Staples		$30,539,774
Chevron Corp.	70,890	6,325,515
1.6% – Total For Energy		$6,325,515
American Express Co.	64,665	6,156,108
Axis Capital Holdings Inc.	201,750	8,182,980
Bank of America Corp.	278,915	6,624,231
First Hawaiian Inc.	468,000	8,068,320
Iberiabank Corp	105,010	4,782,155
Marsh & McLennan Companies Inc.	65,300	7,011,261
Nasdaq Inc.	70,000	8,362,900
Willis Towers Watson PLC	39,600	7,799,220
14.8% – Total For Financial Services		$56,987,175
Abbott Laboratories	136,035	12,437,680
Alcon AG	128,985	7,393,420
CVS Health Corp.	113,025	7,343,234
Danaher Corp.	49,057	8,674,749
Medtronic PLC	69,500	6,373,150
Zimmer Biomet Holdings	87,700	10,467,872
Zoetis Inc.	65,454	8,969,816
16.0% – Total For Health Care		$61,659,921
Amphenol Corp – Class A	78,150	7,487,552
Honeywell International Inc.	49,000	7,084,910
Hubbell Inc.	62,300	7,809,928
Paccar Inc.	97,540	7,300,869
Waste Management Inc.	68,600	7,265,426
9.7% – Total For Industrials		$36,948,685
Carlisle Cos Inc.	62,240	7,448,261
PPG Industries, Inc.	99,995	10,605,470
4.7% – Total For Materials		$18,053,731
Common Stocks	Shares	Fair Value
Accenture PLC – Class A	60,420	$12,973,382
Analog Devices, Inc.	108,000	13,245,120
Apple Inc.	23,740	8,660,352
Automatic Data Processing Inc.	53,100	7,906,059
Cognizant Technology Solutions Corp.	53,120	3,018,279
Fidelity National Information Services Inc.	53,800	7,214,042
Mastercard Inc.- Class A	29,850	8,826,645
Microsoft Corp.	58,360	11,876,844
S&P Global Inc	23,640	7,788,907
21.2% – Total For Technology		$81,509,630
American Tower Corp.	47,757	12,347,095
3.2% – Total For Real Estate		$12,347,095
Alliant Energy Corp.	140,000	6,697,600
1.7% – Total For Utilities		$6,697,600
Total Common Stocks 96.7%		$372,234,328
(Identified Cost $298,286,578)
Cash Equivalents
First American Government Obligation Fund, Class Z**	12,333,620	12,333,620
Total Cash Equivalents 3.2%		$12,333,620
(Identified Cost $12,333,620)
Total Portfolio Value 99.9%		$384,567,948
(Identified Cost $310,620,198)
Other Assets in Excess of Liabilities 0.1%		$199,294
Total Net Assets 100.0%		$384,767,242

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Common Stocks	Shares	Fair Value
BorgWarner Inc.	36,200	$1,277,860
Burlington Stores Inc.*	3,000	590,790
Cheesecake Factory Inc.*	18,900	433,188
Culp Inc.	30,000	258,300
Hanesbrands Inc.	51,000	575,790
Lithia Motors Inc.	6,200	938,246
LKQ Corp.*	38,600	1,011,320
PVH Corp.	7,900	379,595
Steven Madden LTD	40,000	987,600
Texas Roadhouse Inc.	8,400	441,588
9.4% – Total For Consumer Discretionary		$6,894,277
Church & Dwight Co. Inc.	6,900	533,370
Inter Parfums Inc.	20,200	972,630
Lancaster Colony Corp.	4,700	728,453
Reynolds Consumer Product	17,800	618,372
3.9% – Total For Consumer Staples		$2,852,825
World Fuel Services Corp.	37,500	966,000
1.3% – Total For Energy		$966,000
Axis Capital Holdings Ltd.	17,700	717,912
Diamond Hill Investment Group Inc.	4,900	556,983
East West Bancorp Inc.	27,400	992,976
Everest Re Group Ltd.	6,700	1,381,540
Farmers National Bank	64,100	760,226
First Hawaiian Inc.	33,000	568,920
First Interstate BancSystem Inc.	29,400	910,224
Iberiabank Corp.	24,700	1,124,838
Reinsurance Group of America Inc.	11,600	909,904
SEI Investments Co.	14,700	808,206
Signature Bank	6,700	716,364
Wintrust Financial Corp.	29,700	1,295,514
WSFS Financial Corp.	30,300	869,610
15.8% – Total For Financial Services		$11,613,217
Catalent Inc.*	16,700	1,224,110
Charles River Laboratories International Inc.*	7,500	1,307,625
Chemed Corp.	2,500	1,127,675
Collegium Pharmaceutical*	33,200	581,000
Globus Medical Inc.*	21,000	1,001,910
Hill-Rom Holdings Inc.	10,500	1,152,690
Integra Lifesciences Holding*	19,400	911,606
Universal Health Services Inc. – Class B	10,200	947,478
West Pharmaceutical Services Inc.	5,300	1,204,001
12.8% – Total For Health Care		$9,458,095
Common Stocks	Shares	Fair Value
Comfort Systems USA Inc.	19,400	$790,550
Gorman-Rupp Co.	34,287	1,065,640
Hubbell Inc.	7,800	977,808
Idex Corp.	6,900	1,090,476
Littlefuse Inc.	5,600	955,528
Nvent Electric PLC	46,300	867,199
Regal Beloit Corp.	12,000	1,047,840
Smith (A.O.) Corp.	24,200	1,140,304
Snap-On Inc.	7,400	1,024,974
Watsco Inc.	3,500	621,950
Watts Water Tech Inc. – Class A	11,300	915,300
14.3% – Total For Industrials		$10,497,569
Avery Dennison Corp.	9,700	1,106,673
Carlisle Companies Inc.	6,000	718,020
RPM International Inc.	15,600	1,170,936
Sonoco Products Co.	20,500	1,071,945
Stepan Co.	8,200	796,220
6.6% – Total For Materials		$4,863,794
Amdocs Ltd.	9,900	602,712
Black Knight Inc.*	12,800	928,768
Blackbaud Inc.	12,500	713,500
Bottomline Technologies*	20,500	1,040,785
CACI International Inc.*	4,300	932,584
Constellation Software	600	678,834
Exlservice Holdings, Inc.*	10,900	691,060
Flir Systems Inc.	17,800	722,146
Gartner Inc.*	9,000	1,091,970
ICF International Inc.	15,000	972,450
IPG Photonics Corp.*	4,800	769,872
On Semiconductor Corp.*	37,400	741,268
Paylocity Holding Corp.*	7,500	1,094,175
PTC Inc.*	10,200	793,458
Realpage, Inc.*	13,300	864,633
Tyler Technologies Inc.*	1,700	589,696
17.9% – Total For Technology		$13,227,911
American Assets Trust Inc.	19,500	542,880
Americold Realty Trust	25,400	922,020
Camden Property Trust	9,200	839,224
Coresite Realty Corp.	4,800	581,088
Equity Lifestyles Prty	13,200	824,736
Federal Realty Investors Trust	8,100	690,201
First Industrial Realty	23,700	911,028
Host Hotels & Resorts Inc.	28,900	311,831
National Retail Properties Inc.	13,500	478,980
QTS Realty Trust Inc. – Class A	15,000	961,350
Stag Industrial Inc.	37,400	1,096,568
11.1% – Total For Real Estate		$8,159,906

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Common Stocks	Shares	Fair Value
Alliant Energy Corp.	19,100	$913,744
Atmos Energy Corp.	10,200	1,015,716
Unitil Corp.	23,200	1,039,824
4.0% – Total For Utilities		$2,969,284
Total Common Stocks 97.1%		$71,502,878
(Identified Cost $69,977,559)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,496,003	2,496,003
Total Cash Equivalents 3.4%		$2,496,003
(Identified Cost $2,496,003)
Total Portfolio Value 100.5%		73,998,881
(Identified Cost $72,473,562)
Liabilities in Excess of Other Assets (0.5)%		$(322,723)
Total Net Assets 100.0%		$73,676,158

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ADR – American Depositary Receipt
PLC – Public Liability Company
The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Preferred Stocks	Shares	Fair Value
Itau Unibanco Holding SA ADR	11,550	$54,170
0.3% – Total For Financial Services		54,170
Total Preferred Stocks 0.3%		54,170
(Identified Cost $63,654)
Common Stocks
Baidu, Inc. ADR*	1,000	119,890
China Mobile Ltd. ADR	7,400	248,936
Deutsche Telekom AG ADR	7,100	119,067
KDDI Corp. ADR	18,400	273,976
Orange ADR	7,500	89,250
PLDT Inc. ADR	3,600	87,876
Publicis Groupe SA ADR*	23,100	187,861
RTL Group SA ADR*	15,000	42,900
SK Telecom Co. Ltd. ADR	3,400	65,688
SoftBank Group Corp. ADR	3,600	90,648
Telenor ASA ADR	9,600	139,392
Tencent Holdings Ltd. ADR	5,500	352,000
WPP PLC ADR	1,800	70,434
10.9% – Total For Communications		$1,887,918
Adidas AG ADR*	2,000	263,360
Alibaba Group Holdings ADR*	1,300	280,410
Bridgestone ADR	8,200	132,020
Bunzl PLC ADR	5,600	152,432
CIE Financiere Richemont AG ADR	22,000	140,140
Daimler AG	2,200	89,540
Honda Motor Co. Ltd. ADR	5,500	140,580
Magna International Inc.	4,100	182,573
Toyota Motor Corp. ADR	2,200	276,386
9.5% – Total For Consumer Discretionary		$1,657,441
CK Hutchison Holdings LTD ADR	8,000	50,960
Coca-Cola Amatil Ltd. ADR	10,860	65,160
Danone ADR	6,184	85,348
Essity AB ADR	5,300	168,540
Itochu Corp. ADR	3,700	159,729
L’Oreal ADR	2,800	181,188
Nestle SA ADR	2,800	309,232
Reckitt Benckiser Group PLC ADR	5,900	109,121
Shoprite Holdings Ltd. ADR	32,100	195,168
Unilever PLC ADR	4,100	225,008
Unilever NV ADR	2,500	133,175
Wal-Mart De Mexico SAB de CV ADR	12,300	295,692
11.4% – Total For Consumer Staples		$1,978,321
Preferred Stocks	Shares	Fair Value
BP PLC ADR	2,298	$53,589
CNOOC Ltd. ADR	2,000	225,680
Equinor ASA ADR	4,000	57,920
Gazprom ADR	14,000	75,880
Lukoil Corp. ADR	4,100	304,302
Royal Dutch Shell PLC, Class B ADR	2,600	79,170
Technip FMC PLC	5,900	40,356
Total SA ADR	2,352	90,458
Woodside Petroleum ADR	5,200	77,116
5.8% – Total For Energy		$1,004,471
Admiral Group PLC ADR	6,400	182,272
Allianz SE ADR	7,900	162,108
Banco Bradesco ADR	30,017	114,365
Banco Santander SA ADR	17,974	43,317
Bank of Montreal	1,240	65,782
Barclays PLC ADR	15,000	84,900
BNP Paribas ADR*	4,000	79,640
China Construction Bank ADR	8,500	135,150
Deutsche Boerse AG ADR	7,000	126,840
Industrial and Commercial Bank Of China Ltd. ADR	23,500	283,410
KB Financial Group Inc. ADR	2,400	66,768
Legal and General Group PLC	5,000	68,607
Manulife Financial Corp.	4,420	60,200
Mitsubishi UFJ Financial Group Inc. ADR	40,000	157,200
Mizuho Financial Group Inc. ADR	25,000	61,750
National Australia Bank	8,700	54,810
Orix Corp. ADR	2,450	150,920
Royal Bank of Canada	1,000	67,800
Sumitomo Mitsui Financial Group Inc. ADR	48,000	269,760
Tokio Marine Holdings Inc. ADR	7,000	306,530
Toronto Dominion Bank	1,400	62,454
United Overseas Bank Ltd. ADR	4,100	119,966
Westpac Banking Corp. Ltd. ADR	7,250	90,698
Zurich Insurance Group Ltd. ADR	3,240	114,242
16.9% – Total For Financial Services		$2,929,489
Alcon Inc.*	5,896	337,959
Astellas Pharma Inc. ADR	17,600	293,216
Bayer AG ADR	5,200	96,824
Dr. Reddy’s Laboratories Ltd. ADR	3,340	177,053
Novartis AG ADR	2,480	216,603
Novo Nordisk AS	4,400	288,112

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Preferred Stocks	Shares	Fair Value
Roche Holdings Ltd. ADR	7,300	$316,674
Takeda Pharmaceutical Co.	9,340	167,466
Taro Pharmaceuticals Ltd.*	1,400	93,086
11.5% – Total For Health Care		$1,986,993
ABB Ltd. ADR	2,900	65,424
Atlas Copco AB ADR	5,400	230,310
BAE Systems PLC ADR	3,800	91,200
Canadian National Railway Co.	1,400	123,998
Compass Group PLC ADR	6,500	89,115
Komatsu Ltd. ADR	6,300	128,772
Lend Lease Group ADR	7,000	58,380
Schneider Electric SE ADR	13,900	309,970
Sensata Technologies Holding NV*	5,500	204,765
Siemens AG ADR	1,800	106,182
8.1% – Total For Industrials		$1,408,116
Air Liquide SA ADR	4,569	131,816
BASF SE ADR	7,400	103,600
BHP Billiton Ltd. ADR	2,550	126,812
Newcrest Mining Ltd. ADR	15,000	332,498
Nitto Denko Corp. ADR	7,100	201,143
Posco ADR	2,800	103,712
Rio Tinto PLC ADR	1,570	88,203
Svenska Cellulosa ADR	6,500	77,363
6.7% – Total For Materials		$1,165,147
Cap Gemini SA ADR	4,000	91,480
CGI Group Inc.*	5,100	321,300
Infosys Ltd. ADR	14,700	142,002
Lenovo Group Ltd. ADR	15,000	165,390
Open Text Corp.	5,000	212,400
Relx PLC ADR	4,200	98,952
SAP SE ADR	2,200	308,000
Sony Corp. ADR	3,800	262,694
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,900	334,943
United Microelectronics ADR	44,930	118,615
11.8% – Total For Technology		$2,055,776
Sun Hung Kai Properties Ltd. ADR	17,500	222,600
1.3% – Total For Real Estate		$222,600
Preferred Stocks	Shares	Fair Value
Enel SpA ADR	21,100	$180,827
Enersis SA ADR	25,100	188,501
Iberdrola SA ADR	3,578	166,162
National Grid PLC ADR	1,629	98,945
SSE PLC ADR	4,000	67,240
4.0% – Total For Utilities		$701,675
Total Common Stocks 97.9%		$16,997,947
(Identified Cost $15,026,365)
Cash Equivalents
First American Government Obligation Fund, Class Z**	225,779	225,779
Total Cash Equivalents 1.3%		$225,779
(Identified Cost $225,779)
Total Portfolio Value 99.2%		$17,277,896
(Identified Cost $15,315,798)
Other Assets in Excess of Liabilities 0.5%		$79,748
Total Net Assets 100.0%		$17,357,644

*
Non-income producing security.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ADR – American Depositary Receipt
PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	2,375,000	$2,610,714
American Express Co.	3.000%	10/30/2024	11,000,000	11,896,335
AON Corp.	3.750%	05/02/2029	1,000,000	1,144,967
AON PLC	3.500%	06/14/2024	3,320,000	3,605,324
AON PLC	4.000%	11/27/2023	4,330,000	4,732,890
Bank of America Corp.	3.248%	10/21/2027	16,000,000	17,645,982
BB&T Corp.	3.950%	03/22/2022	8,054,000	8,466,217
BB&T Corp.	3.750%	12/06/2023	6,775,000	7,420,042
Chubb INA Holdings Inc.	2.300%	11/03/2020	7,793,000	7,830,644
Fifth Third Bancorp	4.300%	01/16/2024	10,999,000	12,130,790
Huntington Bancshares	2.300%	01/14/2022	2,290,000	2,350,470
Huntington Bancshares	2.625%	08/06/2024	11,530,000	12,208,666
JP Morgan Chase & Co.	3.300%	04/01/2026	4,500,000	5,029,799
JP Morgan Chase & Co.	3.875%	09/10/2024	10,000,000	11,087,721
Keycorp	2.550%	10/01/2029	6,430,000	6,655,822
Keycorp	4.100%	04/30/2028	7,300,000	8,471,759
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	435,000	476,708
Marsh & McLennan Co. Inc.	4.375%	03/15/2029	1,000,000	1,190,716
Marsh & McLennan Co. Inc.	4.800%	07/15/2021	3,955,000	4,088,064
Morgan Stanley	2.625%	11/17/2021	6,000,000	6,167,606
Morgan Stanley	5.500%	07/28/2021	1,500,000	1,579,512
MUFG Americas Holdings Corp.	3.000%	02/10/2025	6,949,000	7,390,830
MUFG Americas Holdings Corp.	3.500%	06/18/2022	7,659,000	8,046,621
PNC Financial Services	3.500%	01/23/2024	925,000	1,011,209
PNC Financial Services	3.900%	04/29/2024	9,991,000	11,028,814
Suntrust Banks Inc.	4.000%	05/01/2025	8,000,000	9,086,149
US Bancorp	3.100%	04/27/2026	7,000,000	7,766,098
US Bancorp	3.600%	09/11/2024	6,000,000	6,679,360
Wells Fargo & Co.	4.100%	06/03/2026	8,500,000	9,585,581
Wells Fargo & Co.	4.300%	07/22/2027	5,600,000	6,428,686
22.9% – Total For Corporate Bonds: Bank and Finance				$203,814,096
CVS Health Corp.	3.875%	07/20/2025	11,750,000	13,205,174
Coca-Cola Co.	3.450%	03/25/2030	1,990,000	2,341,514
Dover Corp.	2.950%	11/04/2029	6,045,000	6,467,510
Eaton Corp.	2.750%	11/02/2022	6,166,000	6,485,518
Emerson Electric Co.	1.800%	10/15/2027	14,190,000	14,678,662
Emerson Electric Co.	1.950%	10/15/2030	2,850,000	2,907,678
Home Depot Inc.	2.500%	04/15/2027	12,606,000	13,811,050
Johnson Controls International PLC	3.900%	02/14/2026	6,430,000	7,152,876
Kroger Co. Senior	3.500%	02/01/2026	10,000,000	11,278,347
Kroger Co. Senior	4.000%	02/01/2024	595,000	656,577
McDonald’s Corp.	3.500%	07/01/2027	6,500,000	7,380,675
McDonald’s Corp.	3.700%	01/30/2026	4,269,000	4,839,704
Nike Inc.	3.250%	03/27/2040	8,830,000	9,882,777
Pepsico Inc.	2.850%	02/24/2026	8,090,000	8,938,315
Shell International	3.250%	05/11/2025	6,779,000	7,509,826
Union Pacific Corp.	3.150%	03/01/2024	2,500,000	2,712,329
Union Pacific Corp.	3.500%	06/08/2023	8,365,000	9,066,810
Walt Disney Co.	3.350%	03/24/2025	12,500,000	13,856,726
Walt Disney Co.	3.800%	03/22/2030	3,000,000	3,508,617
16.5% – Total For Corporate Bonds: Industrial				$146,680,685
Berkshire Hathaway Energy Co.	3.500%	02/01/2025	1,500,000	1,672,923
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	9,574,000	10,522,131
Duke Energy Corp.	2.650%	09/01/2026	5,000,000	5,424,786
Duke Energy Corp.	3.550%	09/15/2021	6,860,000	7,052,584
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Enterprise Products	3.750%	02/15/2025	10,500,000	$11,608,599
Eversource Energy	2.500%	03/15/2021	1,665,000	1,685,939
Eversource Energy	2.750%	03/15/2022	1,500,000	1,554,631
Eversource Energy	3.800%	12/01/2023	4,707,000	5,152,052
Eversource Energy	4.250%	04/01/2029	1,400,000	1,663,864
Eversource Energy Senior	2.800%	05/01/2023	3,750,000	3,925,713
Georgia Power Co.	2.200%	09/15/2024	260,000	272,879
Georgia Power Co.	2.850%	05/15/2022	2,200,000	2,284,219
Interstate Power & Light Co.	3.250%	12/01/2024	7,940,000	8,617,468
Interstate Power & Light Co.	3.400%	08/15/2025	1,000,000	1,091,562
Interstate Power & Light Co.	4.100%	09/26/2028	2,325,000	2,692,900
National Rural Utilities Collateral Trust	2.300%	11/01/2020	2,699,000	2,711,392
National Rural Utilities Collateral Trust	3.400%	11/15/2023	10,000,000	10,870,845
Virginia Electric & Power Co.	2.950%	11/15/2026	2,550,000	2,827,533
Virginia Electric & Power Co.	3.450%	02/15/2024	3,590,000	3,893,445
Virginia Electric & Power Co.	2.950%	01/15/2022	3,170,000	3,256,872
Virginia Electric & Power Co.	2.750%	03/15/2023	2,018,000	2,122,363
Xcel Energy Inc.	3.300%	06/01/2025	11,520,000	12,661,013
11.7% – Total For Corporate Bonds: Utilities				$103,565,713
51.1% Total Corporate Bonds				$454,060,494
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	274,882
0.0% – Total For Certificates of Deposit				$274,882
United States Government Treasury Obligations
Treasury Note	0.125%	04/30/2022	5,000,000	4,996,094
Treasury Note	1.500%	02/15/2030	14,000,000	15,134,219
Treasury Note	2.125%	11/30/2023	18,500,000	19,714,062
Treasury Bond	2.500%	02/15/2045	20,500,000	25,287,070
Treasury Note	2.500%	05/15/2046	23,500,000	29,146,426
Treasury Note	2.750%	02/15/2028	13,500,000	15,747,539
Treasury Note	2.750%	08/15/2047	27,000,000	35,278,242
Treasury Note	3.125%	11/15/2028	23,500,000	28,412,051
19.6% – Total For United States Government Treasury Obligations				$173,715,703
United States Government Agency Obligations
FHLB Debenture	2.875%	09/13/2024	4,250,000	4,692,659
FHLB Debenture	3.250%	11/16/2028	21,750,000	25,920,033
3.4% – Total For United States Government Agency Obligations				$30,612,692
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.264%	04/01/2042	802,118	843,803
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*	4.723%	04/01/2033	23,285	23,436
FHLMC Pool A89335	5.000%	10/01/2039	122,462	140,692
FHLMC Pool C01005	8.000%	06/01/2030	887	1,064
FHLMC Pool G06616	4.500%	12/01/2035	378,646	413,433
FHLMC Pool G08068	5.500%	07/01/2035	858,890	985,723
FHLMC Pool G18642	3.500%	04/01/2032	4,606,449	4,873,167
FHLMC Pool G18667	3.500%	10/01/2032	2,025,471	2,139,738
FHLMC Pool G31087	4.000%	07/01/2038	3,439,611	3,690,512
FHLMC Pool SB0017	3.500%	11/01/2028	5,198,821	5,505,471
FHLMC Pool ZA3721	3.000%	06/01/2029	10,955,547	11,616,208
FHLMC Series 2877 Class AL	5.000%	10/15/2024	131,183	137,667
FHLMC Series 2985 Class GE	5.500%	06/15/2025	87,813	94,313
FHLMC Series 3109 Class ZN	5.500%	02/15/2036	1,166,429	1,340,798
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
FHLMC Series 3592 Class BZ	5.000%	10/15/2039	920,854	$1,047,378
FHLMC Series 3946 Class LN	3.500%	04/15/2041	291,172	308,530
FHLMC Series 4017 Class MA	3.000%	03/15/2041	528,398	537,713
FHLMC Series 4105 Class PJ	3.500%	06/15/2041	862,327	919,428
FHLMC Series 4180 Class ME	2.500%	10/15/2042	1,666,495	1,739,389
FHLMC Series 4287 Class AB	2.000%	12/15/2026	994,642	1,016,910
FHLMC Series 4517 Class PC	2.500%	05/15/2044	2,144,471	2,221,796
FHLMC Series 4567 Class LA	3.000%	08/15/2045	331,818	345,832
FHLMC Series 4582 Class PA	3.000%	11/15/204	2,438,388	2,605,211
FHLMC Series 4646 Class D	3.500%	01/15/2042	599,186	611,994
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,276,282	1,318,686
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,094,278	1,148,172
FHLMC Series 4768 Class GA	3.500%	09/15/2045	8,096,301	8,545,804
FHLMC Series 4831 Class BA	3.500%	10/15/2044	2,745,197	2,835,925
FHLMC Series 4906 Class DE	2.500%	09/25/2049	6,816,914	7,161,950
FNMA Pool 109733	3.530%	09/01/2028	7,275,000	8,439,430
FNMA Pool 725027	5.000%	11/01/2033	272,245	312,277
FNMA Pool 725704	6.000%	08/01/2034	109,216	127,416
FNMA Pool 888223	5.500%	01/01/2036	381,631	438,121
FNMA Pool 995112	5.500%	07/01/2036	262,727	301,387
FNMA Pool AA4392	4.000%	04/01/2039	820,344	899,767
FNMA Pool AL6923	3.000%	05/01/2030	7,361,860	7,844,684
FNMA Pool AL9309	3.500%	10/01/2031	1,100,605	1,164,527
FNMA Pool AL9623	4.000%	12/01/2036	3,022,193	3,256,915
FNMA Pool AN8842	3.320%	04/01/2028	6,000,000	6,645,816
FNMA Pool AN9848	3.740%	07/01/2028	6,438,000	7,424,875
FNMA Pool AS5794	3.000%	09/01/2030	2,356,002	2,504,074
FNMA Pool AS6548	2.500%	01/01/2031	4,906,856	5,227,714
FNMA Pool BL0359	3.700%	11/01/2028	11,026,401	12,755,215
FNMA Pool BL0752	3.650%	01/01/2029	5,000,000	5,754,850
FNMA Pool BL2935	3.150%	06/01/2029	5,000,000	5,733,629
FNMA Pool BL5003	4.000%	11/01/2042	2,472,694	2,767,573
FNMA Pool BM1971	3.500%	12/01/2035	3,072,297	3,285,409
FNMA Pool MA0384	5.000%	04/01/2030	715,838	802,555
FNMA Pool MA2773	3.000%	09/01/2036	8,467,720	8,967,637
FNMA Pool MA3186	4.000%	10/01/2037	3,423,980	3,668,322
FNMA Pool MA3337	4.000%	04/01/2038	5,175,125	5,556,769
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	259,969	271,228
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	2,261,433	2,321,427
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	774,982	779,641
FNMA Series 2013-75 Class EG	3.000%	02/25/2043	457,998	486,134
FNMA Series 2014-04 Class PC	3.000%	02/25/2044	2,126,722	2,263,859
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	236,166	252,223
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	2,808,800	2,903,417
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	869,592	908,443
FNMA Series 2016-40 Class PA	3.000%	07/25/2045	245,153	259,938
FNMA Series 2016-49 Class PA	3.000%	09/25/2045	1,793,327	1,892,210
FNMA Series 2016-64 Class PG	3.000%	05/25/2045	3,529,794	3,722,772
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,197,978	1,245,664
FNMA Series 2017-30 Class G	3.000%	07/25/2040	2,364,917	2,418,230
FNMA Series 2018-22 Class D	3.250%	11/25/2042	1,790,649	1,817,506
FNMA Series 2018-25 Class P	3.500%	03/25/2046	4,745,220	5,031,121
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	5,851,556	6,198,958
GNMA II Pool 2658	6.500%	10/20/2028	12,450	14,317
GNMA II Pool 2945	7.500%	07/20/2030	2,097	2,467
GNMA II Pool 4187	5.500%	07/20/2038	10,743	11,775
The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
GNMA II Pool 4847	4.000%	11/20/2025	157,420	$165,852
GNMA Pool 780400	7.000%	12/15/2025	1,387	1,556
GNMA Pool 780420	7.500%	08/15/2026	802	907
21.5% – Total For Government Agency Obligations – Mortgage Backed Securities				$191,019,350
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	1,085,000	1,172,614
Kansas Development Finance Authority Revenue	3.941%	04/15/2026	8,000,000	8,831,680
Hamilton County Ohio	3.374%	06/01/2034	5,000,000	5,488,650
Kentucky Property and Buildings Commission Revenue	6.164%	08/01/2023	1,000,000	1,071,040
Pennsylvania State University	1.893%	09/01/2026	2,070,000	2,135,309
University of Cincinnati Ohio General Receipts Revenue	5.616%	06/01/2025	930,000	947,726
University of Cincinnati Ohio General Receipts Revenue	2.162%	06/01/2025	2,185,000	2,256,122
University of Washington Revenue	5.400%	06/01/2036	3,000,000	4,232,910
2.9% – Total For Taxable Municipal Bonds				$26,136,051
Total Fixed Income Securities – Bonds 98.5%				$875,819,172
(Identified Cost $799,028,377)
Preferred Stocks
Allstate Corp.	5.100%	01/15/2053	264,996	6,749,448
Total Preferred Stocks 0.8%				$6,749,448
(Identified Cost $6,491,218)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			812,602	812,602
Total Cash Equivalents 0.1%				$812,602
(Identified Cost $812,602)
Total Portfolio Value 99.4%				$883,381,222
(Identified Cost $806,332,197)
Other Assets in Excess of Liabilities 0.5%				$4,848,850
Total Net Assets 100%				$888,230,072

*
Variable Rate Security; the rate shown is as of June 30, 2020.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Banks
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Akron Ohio GO Limited	4.000%	12/01/2025	650,000	$762,795
Abilene Texas GO Limited	5.000%	02/15/2029	730,000	965,688
Akron Ohio GO Limited	4.000%	12/01/2026	395,000	472,977
Akron Ohio GO Limited	5.000%	12/01/2024	400,000	477,184
Austin Texas GO Limited	5.000%	09/01/2029	1,000,000	1,255,360
Avon Ohio Bond Anticipation Note	2.000%	01/21/2021	1,000,000	1,009,090
Cincinnati Ohio GO Unlimited	4.000%	12/01/2030	685,000	822,891
Cincinnati Ohio GO Unlimited	4.000%	12/01/2032	1,000,000	1,179,480
Cincinnati Ohio GO Unlimited*	5.250%	12/01/2029	200,000	246,494
Columbus Ohio GO Unlimited	4.000%	04/01/2031	1,000,000	1,181,950
Dublin Ohio GO Limited	4.000%	12/01/2028	500,000	578,710
Fairborn Ohio GO Unlimited	2.000%	09/03/2020	942,000	944,722
Gahanna Ohio GO Limited	4.000%	12/01/2021	420,000	442,155
Gahanna Ohio GO Limited	3.000%	08/06/2020	745,000	746,848
Haltom City Texas GO Limited	4.000%	08/01/2025	675,000	779,645
Hurst Texas GO Limited	4.000%	08/15/2031	335,000	387,752
Lakewood Ohio GO Limited	4.000%	12/01/2028	840,000	994,736
Lakewood Ohio GO Limited	4.000%	12/01/2029	300,000	354,810
Medina Ohio GO Limited	2.000%	12/01/2020	55,000	55,405
Newport Kentucky GO Unlimited	3.000%	05/01/2023	205,000	218,151
Reynoldsburg Ohio GO Limited	4.000%	12/01/2030	1,000,000	1,214,270
Reynoldsburg Ohio GO Limited	4.000%	12/01/2031	595,000	713,102
Strongsville Ohio GO Limited	4.000%	12/01/2030	350,000	393,152
Tiffin Ohio GO Unlimited	3.000%	12/01/2020	225,000	227,444
6.8% – Total For General Obligation – City				$16,424,811
Ashtabula County Ohio GO Limited	4.000%	12/01/2027	500,000	528,855
Butler County Ohio GO Limited	5.000%	12/01/2024	160,000	191,646
Butler County Ohio GO Limited	5.250%	12/01/2026	1,000,000	1,217,680
Clark County Ohio GO Limited	5.000%	12/01/2026	340,000	430,012
Clark County Ohio GO Limited	5.000%	12/01/2028	325,000	431,347
Hamilton County Ohio GO Limited	5.000%	12/01/2028	500,000	646,495
Knox County Ohio GO Limited	4.000%	12/01/2025	460,000	536,360
Licking County Ohio GO Limited	3.000%	12/01/2024	555,000	598,629
Lorain County Ohio GO Limited	4.000%	12/01/2025	795,000	875,534
Lorain County Ohio GO Unlimited	4.000%	12/01/2030	450,000	498,713
Lucas County Ohio GO Limited	4.000%	10/01/2028	1,000,000	1,150,540
Lucas County Ohio GO Limited	4.000%	10/01/2029	605,000	695,417
Ottawa County Ohio GO Limited	4.000%	12/01/2021	295,000	309,871
Portage County Ohio GO Limited	3.000%	12/01/2021	270,000	270,583
Rowan County Kentucky GO Unlimited (AGM Insured)	4.000%	06/01/2024	390,000	437,666
Summit County Ohio GO Limited	4.000%	12/01/2023	300,000	336,054
Summit County Ohio GO Limited	4.000%	12/01/2031	500,000	559,385
4.0% – Total For General Obligation – County				$9,714,787
Ohio GO Limited	3.000%	09/01/2026	1,385,000	1,499,373
Ohio GO Limited	4.000%	03/01/2026	1,060,000	1,190,115
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio GO Unlimited	3.000%	03/01/2027	555,000	$587,828
Ohio GO Unlimited	4.000%	03/01/2030	1,225,000	1,556,583
Ohio GO Unlimited	5.000%	09/01/2022	400,000	440,888
Ohio GO Unlimited	5.000%	06/15/2030	1,335,000	1,841,032
Ohio GO Unlimited	5.000%	12/15/2023	500,000	579,315
Ohio GO Unlimited	5.000%	06/15/2034	1,000,000	1,312,520
Ohio GO Unlimited	5.000%	06/15/2035	1,000,000	1,306,840
Ohio GO Unlimited	5.000%	06/15/2039	2,000,000	2,579,220
Ohio GO Unlimited	5.000%	06/15/2024	410,000	483,644
Ohio Infrastructure Improvement GO Unlimited	5.000%	08/01/2022	500,000	549,185
Pennsylvania GO Unlimited	4.000%	01/01/2030	645,000	756,063
Virginia State Public Building Authority	4.000%	08/01/2040	1,000,000	1,208,630
6.6% – Total For General Obligation – State				$15,891,236
Arizona Board of Regents Revenue Arizona State University	5.000%	08/01/2028	815,000	944,911
Arizona Board of Regents Revenue University of Arizona	5.000%	06/01/2029	125,000	144,468
Bowling Green State University Ohio Revenue	4.000%	06/01/2045	2,830,000	3,151,516
Bowling Green State University Ohio Revenue	5.000%	06/01/2024	405,000	462,660
Bowling Green State University Ohio Revenue	5.000%	06/01/2030	750,000	907,650
Bowling Green State University Ohio Revenue	5.000%	06/01/2031	500,000	602,150
Bowling Green State University Ohio Revenue	5.000%	06/01/2032	500,000	598,665
Bowling Green State University Ohio Revenue	5.000%	06/01/2037	1,000,000	1,246,300
Colorado Board of Governors University Enterprise System Revenue	5.000%	03/01/2027	225,000	282,994
Colorado Higher Education Lease Financing Program Certificate of Participation	5.000%	11/01/2025	290,000	354,026
Cuyahoga County Ohio Community College GO Unlimited	4.000%	12/01/2033	1,275,000	1,450,708
Cuyahoga County Ohio Community College GO Unlimited	5.000%	12/01/2027	400,000	497,148
Denison University Ohio Revenue	5.000%	11/01/2030	400,000	525,748
Denison University Ohio Revenue	5.000%	11/01/2033	325,000	419,400
Kent State University Ohio General Receipt Revenue	4.000%	05/01/2022	255,000	269,892
Kent State University Ohio Revenue	5.000%	05/01/2031	1,000,000	1,328,340
Kent State University Ohio Revenue	5.000%	05/01/2045	950,000	1,167,484
Lorain County Ohio Community College District General Receipts Revenue Bond	4.000%	12/01/2025	600,000	700,638
Miami University Ohio General Receipts Revenue	4.000%	09/01/2022	450,000	468,468
Miami University Ohio General Receipts Revenue	4.000%	09/01/2023	1,040,000	1,082,089
Miami University Ohio General Receipts Revenue	4.000%	09/01/2045	1,500,000	1,743,690
Miami University Ohio General Receipts Revenue	5.000%	09/01/2020	400,000	403,096
Miami University Ohio General Receipts Revenue	5.000%	09/01/2020	100,000	100,774
Miami University Ohio Revenue	4.000%	09/01/2027	300,000	319,362
Miami Valley Ohio Career Tech Center GO Unlimited	4.000%	12/01/2024	1,000,000	1,151,790
Morehead State University Kentucky General Receipts Revenue	3.000%	11/01/2025	300,000	331,314
Northern Kentucky University General Receipts Revenue	3.000%	09/01/2021	210,000	216,308
Northern Kentucky University General Receipts Revenue	4.000%	09/01/2026	715,000	820,198
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio Higher Education Facilities Revenue – University of Dayton	4.000%	12/01/2033	620,000	$677,443
Ohio Higher Education Facilities Revenue – Xavier University	4.500%	05/01/2036	1,000,000	1,085,260
Ohio State University General Receipts Revenue	4.000%	06/01/2030	200,000	233,148
Ohio University General Receipts Revenue Bond	5.000%	12/01/2022	110,000	122,087
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue	5.000%	04/01/2026	315,000	376,491
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2024	610,000	691,051
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2028	410,000	470,569
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	650,000	723,924
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2029	435,000	518,146
University of Akron Ohio General Receipts Revenue	5.000%	01/01/2033	1,000,000	1,164,100
University of Akron Ohio Revenue	4.000%	01/01/2027	2,050,000	2,363,465
University of Akron Ohio Revenue	5.000%	01/01/2027	350,000	419,576
University of Cincinnati General Receipts Revenue	4.000%	06/01/2036	250,000	271,047
University of Cincinnati General Receipts Revenue*	5.000%	06/01/2026	330,000	351,575
University of Cincinnati General Receipts Revenue	5.000%	06/01/2026	140,000	148,299
University of Cincinnati General Receipts Revenue	5.000%	06/01/2036	1,250,000	1,611,937
University of Cincinnati General Receipts Revenue	5.000%	06/01/2039	1,250,000	1,428,387
University of Toledo Revenue	5.000%	06/01/2021	300,000	310,494
University of Toledo Revenue	5.000%	06/01/2026	885,000	973,022
University of Toledo Revenue	5.000%	06/01/2027	1,590,000	1,939,768
University of Toledo Revenue	5.000%	06/01/2031	500,000	648,720
15.8% – Total For Higher Education				$38,220,296
Butler County Ohio Cincinnati Childrens Hospital Medical Center Revenue	5.000%	05/15/2030	1,005,000	1,325,012
Franklin County Ohio Hospital Revenue Nationwide Childrens	4.000%	11/01/2036	800,000	908,048
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2032	500,000	618,620
Franklin County Ohio Hospital Revenue Nationwide Childrens	5.000%	11/01/2048	2,100,000	3,209,409
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	4.125%	06/01/2030	500,000	519,870
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2025	1,000,000	1,075,110
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital	5.250%	06/01/2027	1,000,000	1,071,000
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2027	100,000	114,693
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	05/15/2028	1,715,000	1,964,052
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2041	1,205,000	1,776,857
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital	5.000%	11/15/2049	3,300,000	5,127,243
7.3% – Total For Hospital/Health Bonds				$17,709,914
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2026	705,000	$887,616
Columbus Ohio Metropolitan Library Special Obligation Revenue	5.000%	12/01/2027	500,000	645,880
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2022	500,000	552,390
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2028	450,000	563,751
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2029	375,000	477,469
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2030	600,000	759,126
Franklin County Ohio Convention Facilities Authority Revenue	5.000%	12/01/2032	505,000	630,043
Hancock County Indiana	4.000%	02/15/2022	765,000	808,896
Hancock County Indiana	4.000%	02/15/2023	795,000	866,478
Ohio Capital Facilities Lease Appropriation Revenue	5.000%	04/01/2022	425,000	459,625
Ohio Capital Facilities Lease Appropriation Revenue*	4.000%	04/01/2026	150,000	154,220
Ohio Capital Facilities Lease Appropriation Revenue*	5.000%	04/01/2024	275,000	284,787
Ohio Cultural and Sports Facilities Project Revenue	5.000%	10/01/2027	505,000	642,153
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	02/01/2023	300,000	335,172
Ohio Parks and Recreation Capital Facilities Revenue	5.000%	12/01/2035	1,160,000	1,463,491
3.9% – Total For Revenue Bonds – Facility				$9,531,097
Anderson Indiana Sewage Works Revenue (AGM Insured)	4.000%	11/01/2026	300,000	354,348
Cincinnati Ohio Water System Revenue	4.000%	12/01/2030	1,000,000	1,175,140
Cleveland Ohio Water Revenue	5.000%	01/01/2033	500,000	662,385
Evansville Indiana Waterworks District Revenue (BAM Insured)	4.000%	01/01/2029	400,000	469,244
Evansville Indiana Waterworks District Revenue (BAM Insured)	5.000%	01/01/2022	300,000	320,346
Hamilton Ohio Wastewater System Revenue (BAM Insured)	5.000%	10/01/2027	930,000	1,193,776
Lafayette Indiana Sewage Works Revenue	5.000%	07/01/2022	150,000	163,335
Lima Ohio Sanitary Sewer Revenue	5.000%	12/01/2024	200,000	221,006
Lima Ohio Sewer Revenue	3.000%	12/01/2021	575,000	595,890
Northern Kentucky Water District Revenue	5.000%	02/01/2023	1,000,000	1,118,890
Owensboro Kentucky Water Revenue (BAM Insured)	5.000%	09/15/2025	485,000	591,108
Springboro Ohio Sewer System Revenue	4.000%	06/01/2022	245,000	262,336
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation	4.000%	12/01/2031	400,000	457,468
Toledo Ohio Water System Revenue	5.000%	11/15/2025	255,000	306,306
Toledo Ohio Waterworks Revenue	4.000%	11/15/2022	365,000	395,791
Toledo Ohio Waterworks Revenue	5.000%	11/15/2026	500,000	625,590
Wise County Virginia Soil & Wastewater	1.875%	11/01/2040	1,000,000	1,002,470
4.1% – Total For Revenue Bonds – Water & Sewer				$9,915,429
Akron Ohio Certificate of Participation	5.000%	12/01/2025	500,000	607,330
Akron Ohio Income Tax Revenue	4.000%	12/01/2031	870,000	1,049,150
Akron Ohio Income Tax Revenue	5.000%	12/01/2023	1,100,000	1,268,212
Akron Ohio Income Tax Revenue Community Learning Centers	5.000%	12/01/2028	380,000	411,981
Akron Ohio Income Tax Revenue	5.000%	12/01/2027	510,000	657,533
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	4.750%	11/01/2030	500,000	594,640
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project)	5.000%	11/01/2032	525,000	634,772
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project	3.500%	11/01/2024	110,000	$114,206
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue	5.000%	06/01/2030	655,000	778,415
Linn County Iowa Certificates of Participation	2.000%	06/01/2023	455,000	476,471
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.)	2.150%	11/01/2035	800,000	800,256
Mason Ohio Certificate of Participation	5.000%	12/01/2023	750,000	764,310
Mobile Alabama Industrial Development Board Pollution Control Revenue	2.924%	07/15/2034	1,025,000	1,073,298
Monroe County Georgia Development Authority Pollution Control Revenue	2.050%	07/01/2049	1,085,000	1,097,738
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2022	250,000	272,590
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	577,260
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2023	500,000	577,260
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2026	500,000	621,720
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2027	1,060,000	1,312,481
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/2028	570,000	700,564
Ohio Mental Health Capital Facilities Revenue	5.000%	02/01/2025	1,000,000	1,194,340
Ohio Special Obligation Revenue	5.000%	12/01/2029	510,000	632,038
Ohio Special Obligation Revenue	5.000%	04/01/2033	1,570,000	2,063,828
Ohio Special Obligation Revenue	5.000%	04/01/2023	1,010,000	1,135,816
Ohio Special Obligation Revenue	5.000%	04/01/2029	665,000	791,450
Riversouth Ohio Authority Revenue	4.000%	12/01/2031	700,000	796,635
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2027	220,000	248,864
Summit County Ohio Development Finance Authority Akron Lease Revenue	4.000%	12/01/2028	435,000	490,980
9.0% – Total For Other Revenue Bonds				$21,744,138
Aldine Texas ISD GO Unlimited	4.000%	02/15/2030	780,000	884,715
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2029	675,000	759,814
Arcanum-Butler Ohio LSD GO	4.000%	12/01/2030	650,000	729,242
Athens Ohio CSD GO Unlimited	4.000%	12/01/2033	750,000	891,030
Beachwood Ohio CSD Certificates of Participation	3.000%	12/01/2024	435,000	469,043
Bellbrook-Sugarcreek Ohio LSD GO Unlimited	4.000%	12/01/2031	325,000	369,866
Bellfontaine Ohio SCD GO Unlimited (National RE Insured)	5.500%	12/01/2026	615,000	754,808
Berea Ohio CSD GO Unlimited	4.000%	12/01/2031	500,000	574,600
Bexley Ohio CSD GO Unlimited	3.000%	12/01/2023	500,000	542,640
Big Walnut Ohio LSD GO Unlimited	4.000%	12/01/2033	500,000	590,815
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2030	290,000	352,860
Bloom-Carroll Ohio LSD GO Unlimited	4.000%	11/01/2031	150,000	180,707
Bloom-Carroll Ohio LSD GO Unlimited (SDCP)	4.000%	11/01/2029	325,000	400,394
Blue Mountain School District Pennsylvania GO Limited	4.000%	08/01/2024	500,000	564,210
Breckinridge County Kentucky SD Finance Corp.	5.000%	04/01/2025	265,000	305,643
Brownsville Indianna CSC Revenue	5.000%	01/15/2027	535,000	672,666
Chagrin Falls Ohio Exempted Village SD GO	4.000%	12/01/2022	100,000	108,791
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Chillicothe Ohio CSD Special Obligation Revenue	4.000%	12/01/2023	130,000	$139,832
Chillicothe Ohio SD GO Unlimited (AGM Insured)	4.000%	12/01/2029	400,000	449,156
China Spring ISD Texas GO Unlimited	4.000%	08/15/2027	890,000	1,024,559
Clark County Kentucky SD Finance Corp. Revenue Bond	3.000%	08/01/2022	115,000	120,634
Cleveland Heights and University Heights Ohio CSD GO Unlimited	4.000%	12/01/2032	1,000,000	1,164,190
Colorado Building Excellent Schools Today Certificates of Participation	4.000%	03/15/2030	1,000,000	1,185,140
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2029	400,000	466,808
Columbus Ohio CSD GO Unlimited	4.000%	12/01/2022	655,000	712,581
Dayton Ohio SCD GO Unlimited (SDCP)	5.000%	11/01/2025	1,000,000	1,220,780
Denver Colorado City & County SD #1 Certificates of Participation	5.000%	12/01/2021	500,000	515,165
Dexter Michigan CSD GO Unlimited	4.000%	05/01/2031	670,000	782,962
Dublin Ohio CSD GO Unlimited	4.000%	12/01/2034	500,000	607,345
Dublin Ohio CSD GO Unlimited	5.000%	12/01/2026	500,000	565,470
Elyria Ohio SCD GO Unlimited (SDCP)	4.000%	12/01/2030	1,000,000	1,156,390
Franklin Indiana Community Multi-School Building Corp.	5.000%	01/15/2023	200,000	222,626
Granville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2026	510,000	625,219
Green County Ohio Vocational SD GO Umlimited 4.000%	12/01/ 2035	1,000,000	1,179,090
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured)	4.000%	01/01/2021	110,000	111,970
Hamilton Ohio CSD GO Unlimited	4.000%	12/01/2025	500,000	584,735
Hardin County Kentucky SD Finance Corp. Revenue	2.500%	06/01/2021	100,000	101,692
Hardin County Kentucky SD Finance Corp. Revenue	5.000%	05/01/2024	500,000	579,195
Houston Texas ISD GO Limited	5.000%	02/15/2030	440,000	537,495
Huber Heights Ohio CSD GO Unlimited	4.000%	12/01/2025	775,000	885,399
Hudson Ohio CSD GO Unlimited	4.000%	12/01/2033	800,000	912,672
Huntington County Indiana Countryside School Building Corp. Revenue	4.000%	01/15/2028	1,000,000	1,198,330
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured)	4.000%	06/01/2031	270,000	300,105
Jefferson County Kentucky SD Finance Corp.	3.500%	04/01/2021	340,000	340,833
Jefferson County Kentucky SD Finance Corp.	5.000%	10/01/2026	530,000	655,928
Johnstown-Monroe Ohio LSD GO Unlimited	4.000%	12/01/2029	800,000	935,336
Kenton County Kentucky SD Finance Corp. Revenue	4.000%	02/01/2028	400,000	460,096
Kettering Ohio CSD GO Unlimited	4.000%	12/01/2030	400,000	457,888
Kettering Ohio CSD GO Unlimited	5.250%	12/01/2031	500,000	653,015
Lake Ohio LSD of Stark County GO Unlimited*	4.000%	12/01/2023	400,000	435,064
Lakota Ohio LSD GO	5.250%	12/01/2025	205,000	255,262
Lakota Ohio LSD GO	4.000%	01/15/2026	400,000	468,444
Lakota Ohio LSD GO Unlimited*	4.000%	12/01/2027	275,000	302,184
Lakota Ohio LSD GO Unlimited	5.000%	12/01/2021	350,000	373,345
Lancaster Ohio CSD GO Limited (SDCP)	4.000%	10/01/2027	1,000,000	1,124,350
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2025	715,000	870,870
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Licking Heights Ohio LSD GO Unlimited	5.000%	10/01/2027	500,000	$637,795
Logan Hocking Ohio LSD Certificates of Participation	4.000%	12/01/2032	420,000	469,321
Marysville Michigan PSD GO Unlimited	5.000%	05/01/2021	250,000	259,440
Marysville Ohio Exempted Village SD GO Unlimited	4.000%	12/01/2023	165,000	179,177
Marysville Ohio Exempted Village SD GO Unlimited	5.000%	12/01/2022	715,000	792,649
Marysville Ohio Exempted Village SD GO Unlimited (SDCP)	5.000%	12/01/2025	500,000	568,845
Mayfield Ohio CSD Certificates of Participation	4.000%	09/01/2032	280,000	317,912
Menifee County Kentucky SD Financial Corp. Revenue	3.000%	08/01/2027	615,000	659,747
Merrillville Indiana Multi School Building Corp.	5.000%	07/15/2026	1,000,000	1,246,200
Middletown Ohio CSD GO Umlimited (SDCP)	4.000%	12/01/2027	585,000	679,694
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured)	5.500%	12/01/2030	1,260,000	1,693,453
Munster Indiana School Building Corp. Revenue (State Intercept)	4.000%	01/15/2029	400,000	473,708
Murray Kentucky ISD Finance Corporation Revenue	5.000%	03/01/2025	810,000	964,564
Newark Ohio CSD GO Unlimited (School District Credit Program)	4.000%	12/01/2026	235,000	265,663
North Olmsted Ohio CSD GO Unlimited	4.000%	12/01/2029	500,000	607,835
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2028	100,000	115,692
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited*	5.000%	12/01/2029	150,000	173,538
Olentangy Ohio LSD GO Unlimited	4.000%	12/01/2026	1,000,000	1,080,530
Orange County Florida School Board Certificates of Participation	5.000%	08/01/2032	500,000	599,005
Port of Greater Cincinnati	4.000%	04/01/2036	400,000	433,360
Port of Greater Cincinnati	4.000%	04/01/2037	575,000	621,109
Port of Greater Cincinnati	4.000%	04/01/2038	400,000	430,660
Port of Greater Cincinnati	4.000%	04/01/2039	400,000	429,016
Princeton Ohio CSD Certificates of Participation	3.500%	12/01/2026	275,000	284,694
Princeton Ohio CSD GO Unliimited (National RE Insured)	5.250%	12/01/2030	1,000,000	1,344,160
Sarah Scott Indiana Middle School Building Corp. Revenue	5.000%	07/10/2022	640,000	696,653
Shelby Ohio CSD	4.000%	11/01/2021	320,000	335,008
Shelby Ohio CSD	4.000%	11/01/2022	675,000	726,941
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2026	930,000	1,113,591
Southwest Ohio LSD of Hamilton County GO Unlimited (SDCP)	4.000%	12/01/2027	965,000	1,175,225
South-Western City Ohio SD GO Unlimited*	4.000%	12/01/2025	1,000,000	1,070,950
Switzerland Ohio LSD GO Unlimited (SDCEP Insured)*	4.000%	12/01/2026	415,000	458,621
Talawanda Ohio CSD	5.000%	12/01/2027	775,000	999,835
Teays Valley Ohio LSD	4.000%	12/01/2032	580,000	660,342
Toledo Ohio CSD GO Unlimited	5.000%	12/01/2029	660,000	798,184
Tri Valley Ohio LSD GO	4.000%	12/01/2026	710,000	825,936
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2028	410,000	484,132
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2029	500,000	586,265
Trotwood-Madison Ohio CSD GO Unlimited (SDCP)	4.000%	12/01/2030	350,000	408,236
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Upper Arlington Ohio CSD GO Unlimited	4.000%	12/01/2030	1,380,000	$1,668,696
Vandalia Butler Ohio CSD GO Unlimited	3.000%	12/01/2024	500,000	551,800
Vermillion Ohio LSD Certificates of Participation	5.000%	12/01/2023	230,000	234,234
Wadsworth Ohio CSD GO Unlimited	3.500%	12/01/2022	215,000	220,893
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2027	840,000	946,999
Wadsworth Ohio CSD GO Unlimited	4.000%	12/01/2033	1,075,000	1,187,800
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation	4.000%	04/01/2030	395,000	445,216
Western Reserve Ohio LSD GO (SDCEP Insured)	4.000%	12/01/2022	240,000	240,691
Westerville Ohio SCD Certificate of Participation	5.000%	12/01/2032	555,000	695,726
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured)	4.000%	03/01/2030	810,000	901,579
Wyoming Ohio CSD GO Unlimited	5.000%	12/01/2023	200,000	230,584
27.6% – Total For School District				$66,825,903
Colorado State Certificate of Participation	4.000%	12/15/2039	2,000,000	2,402,040
Kentucky Association of Counties Finance Corp. Revenue	4.000%	02/01/2029	575,000	685,992
Kentucky Association of Counties Finance Corp. Revenue*	4.250%	02/01/2023	180,000	180,475
Kentucky Certificates of Participation	4.000%	04/15/2031	500,000	588,340
Kentucky Interlocal School Transportation Assoc. Certificate of Participation	3.000%	03/01/2024	560,000	592,413
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2023	350,000	390,985
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2029	600,000	674,790
Kentucky Property and Buildings Commission Revenue	5.000%	08/01/2030	600,000	672,318
Kentucky Property and Buildings Commission Revenue	5.000%	11/01/2026	1,145,000	1,343,371
Kentucky Property and Buildings Commission Revenue	5.000%	10/01/2026	635,000	785,444
Kentucky Property and Buildings Commission Revenue	5.000%	04/01/2026	525,000	609,861
Ohio Certificate of Participation	5.000%	09/01/2027	1,520,000	1,928,728
Ohio Department of Administration Building Funding Series B	5.000%	10/01/2025	660,000	803,880
Ohio Department of Administration Certificate of Participation	5.000%	09/01/2023	1,320,000	1,416,954
Ohio Department of Administration Certificate of Participation	4.000%	09/01/2025	775,000	815,982
Ohio Department of Administration Certificate of Participation	5.000%	03/01/2024	300,000	321,723
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project	4.000%	09/01/2027	145,000	152,066
Ohio Water Development Authority Revenue	5.250%	12/01/2034	2,000,000	2,865,680
Ohio Water Development Authority Revenue	5.000%	12/01/2028	1,000,000	1,335,800
7.7% – Total For State Agency				$18,566,842
FHLMC Multifamily ML Certificates (Freddie Mac Guaranty Agreement)	3.400%	01/25/2036	1,952,721	2,209,230
FHLMC Series M 053 Class A	0.425%	06/15/2035	3,995,000	4,332,098
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.500%	11/01/2050	1,000,000	1,093,000
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured)*	3.550%	05/01/2023	165,000	169,221
Missouri State Housing Development Commission Single Family Mortgage Revenue	3.875%	05/01/2050	1,955,000	2,162,347
The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2020 – Unaudited

Municipal Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Ohio Housing Finance Agency Residential Mortgage Revenue	3.700%	03/01/2032	1,150,000	$1,282,480
4.6% – Total For Housing				$11,248,376
Total Municipal Income Securities – Bonds 97.4%				$235,792,829
(Identified Cost $223,679,551)
Cash Equivalents			Shares
Dreyfus AMT-Free Tax Cash Management Fund***			7,977,681	7,976,883
Total Cash Equivalents 3.3%				$7,976,883
(Identified Cost $7,976,883)
Total Portfolio Value 100.7%				$243,769,712
(Identified Cost $231,656,434)
Liabilities in Excess of Other Assets (0.7)%				$(1,579,582)
Total Net Assets 100.0%				$242,190,130

*
Pre-refunded / Escrowed-to-Maturity Bonds; as of June 30, 2020, these bonds represented 1.63% of total assets.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.01%.

AGM – Assured Guaranty Municipal Mortgage Association
AMBAC – American Municipal Bond Assurance Corp.
BAM – Build America Mutual
CSC – Community School Corporation
CSD – City School District
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corp.
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Statements of Assets and Liabilities
	Equity Income Fund	Opportunity Fund	International Fund
Assets:
Investment Securities at Fair Value*	$384,567,948	$73,998,881	$17,277,896
Dividends and Interest Receivable	429,232	69,890	65,415
Securities Sold Receivable	—	536,269	—
Fund Shares Sold Receivable	211,836	62,000	37,781
Total Assets	$385,209,016	$74,667,040	$17,381,092
Liabilities:
Accrued Management Fees	$318,143	$60,499	$14,423
Securities Purchased Payable	—	913,952	—
Fund Shares Redeemed Payable	123,631	16,431	9,025
Total Liabilities	$441,774	$990,882	$23,448
Net Assets	$384,767,242	$73,676,158	$17,357,644
Net Assets Consist of:
Paid in Capital	$314,670,791	$72,333,684	$15,812,956
Accumulated Earnings	70,096,451	1,342,474	1,544,688
Net Assets	$384,767,242	$73,676,158	$17,357,644
Shares Outstanding (Unlimited Amount Authorized)	14,608,951	2,010,936	730,311
Offering, Redemption and Net Asset Value Per Share	$26.34	$36.64	$23.77
*Identified Cost of Investment Securities	$310,620,198	$72,473,562	$15,315,798
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Statements of Assets and Liabilities – Continued
	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$883,381,222	$243,769,712
Dividends and Interest Receivable	5,133,730	1,553,466
Receivable for CMO Paydowns	3,250	680,000
Fund Shares Sold Receivable	680,291	—
Total Assets	$889,198,493	$246,003,178
Liabilities:
Accrued Management Fees	$613,717	$128,313
Securities Purchased Payable	—	3,649,735
Fund Shares Redeemed Payable	354,704	35,000
Total Liabilities	$968,421	$3,813,048
Net Assets	$888,230,072	$242,190,130
Net Assets Consist of:
Paid in Capital	$802,221,057	$229,824,320
Accumulated Earnings	86,009,015	12,365,810
Net Assets	$888,230,072	$242,190,130
Shares Outstanding (Unlimited Amount Authorized)	48,070,620	13,381,386
Offering, Redemption and Net Asset Value Per Share	$18.48	$18.10
*Identified Cost of Investment Securities	$806,332,197	$231,656,434

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Statements of Operations
	Equity Income Fund	Opportunity Fund	International Fund
	Six Months Ended 6/30/2020	Six Months Ended 6/30/2020	Six Months Ended 6/30/2020
Investment Income:
Dividends	$3,767,043	$637,822	$274,120
Less: Foreign withholding taxes on dividends	(1,453)	(181)	(41,137)
Total Investment Income	$3,765,590	$637,641	$232,983
Expenses:
Management Fee	$1,879,166	$342,140	$89,442
Net Expenses	$1,879,166	$342,140	$89,442
Net Investment Income	$1,886,424	$295,501	$143,541
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$(11,347,224)	$(819,255)	$100,125
Net Change in Unrealized (Loss) On Investments	(22,171,866)	(9,049,907)	(2,921,692)
Net Gain/(Loss) on Investments	$(33,519,090)	$(9,869,162)	$(2,821,567)
Net Change in Net Assets from Operations	$(31,632,666)	$(9,573,661)	$(2,678,026)
The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Statements of Operations – Continued
	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2020	Six Months Ended 6/30/2020
Investment Income:
Interest	$11,487,162	$2,912,206
Dividends	199,865	11,007
Total Investment Income	$11,687,027	$2,923,213
Expenses:
Management Fee	$3,584,555	$746,484
Net Expenses	$3,584,555	$746,484
Net Investment Income	$8,102,472	$2,176,729
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$8,974,604	$238,803
Net Change in Unrealized Gain On Investments	42,343,714	4,445,349
Net Gain/(Loss) on Investments	$51,318,318	$4,684,152
Net Change in Net Assets from Operations	$59,420,790	$6,860,881

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2020

Statements of Changes in Net Assets
	Equity Income Fund		Opportunity Fund		International Fund
	Six Months Ended 6/30/2020*	Year Ended 12/31/2019	Six Months Ended 6/30/2020*	Year Ended 12/31/2019	Six Months Ended 6/30/2020*	Year Ended 12/31/2019
Operations:
Net Investment Income	$1,886,424	$3,846,358	$295,501	$484,856	$143,541	$401,309
Net Realized Gain (Loss) from Security Transactions	(11,347,224)	23,858,501	(819,255)	2,435,480	100,125	(75,148)
Net Change in Unrealized Gain (Loss) On Investments	(22,171,866)	69,472,603	(9,049,907)	14,627,523	(2,921,692)	3,211,975
Net Change in Net Assets from Operations	$(31,632,666)	$97,177,462	$(9,573,661)	$17,547,859	$(2,678,026)	$3,538,136
Distributions to Shareholders (see Note 2)	$—	$(21,915,834)	$—	$(2,934,513)	$—	$(458,991)
Return of Capital	—	—	—	(284,319)	—	—
Capital Share Transactions:
Proceeds From Sale of Shares	$43,846,414	$71,481,089	$11,034,575	$8,985,737	$1,108,639	$2,540,825
Shares Issued on Reinvestment of Distributions	—	21,818,537	—	3,205,490	—	458,979
Cost of Shares Redeemed	(28,265,155)	(41,405,569)	(4,280,435)	(12,202,346)	(2,155,266)	(2,945,657)
Net Change in Net Assets from Capital Share Transactions	$15,581,259	$51,894,057	$6,754,140	$(11,119)	$(1,046,627)	$54,147
Net Change in Net Assets	$(16,051,407)	$127,155,685	$(2,819,521)	$14,317,908	$(3,724,653)	$3,133,292
Net Assets at Beginning of Year	$400,818,649	$273,662,964	$76,495,679	$62,177,771	$21,082,296	$17,949,004
Net Assets at End of Year	$384,767,242	$400,818,649	$73,676,158	$76,495,679	$17,357,643	$21,082,296
Capital Share Activity(a)
Shares Sold	1,679,115	2,631,731	330,264	221,839	49,823	99,367
Share Reinvested	—	767,178	—	75,637	—	16,949
Shares Redeemed	(1,134,154)	(1,506,711)	(120,243)	(300,400)	(96,467)	(114,074)
Net Increase (Decrease) in Shares Oustanding	544,961	1,892,198	210,021	(2,924)	(46,644)	2,242
Shares Outstanding, beginning of year	14,063,990	12,171,792	1,800,915	1,803,839	776,955	774,713
Shares Outstanding, end of year	14,608,951	14,063,990	2,010,936	1,800,915	730,311	776,955

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2020

Statements of Changes in Net Assets – Continued
	Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2020*	Year Ended 12/31/2019	Six Months Ended 6/30/2020*	Year Ended 12/31/2019
Operations:
Net Investment Income	$8,102,472	$15,503,293	$2,176,729	$3,927,119
Net Realized Gain (Loss) from Security Transactions	8,974,604	1,478,337	238,803	345,185
Net Change in Unrealized Gain (Loss) On Investments	42,343,714	39,384,366	4,445,349	6,747,273
Net Change in Net Assets from Operations	$59,420,790	$56,365,996	$6,860,881	$11,019,577
Distributions to Shareholders (see Note 2)	$(7,981,313)	$(16,052,208)	$(2,165,232)	$(4,270,072)
Capital Share Transactions:
Proceeds From Sale of Shares	$86,885,170	$177,681,825	$27,141,578	$55,692,462
Shares Issued on Reinvestment of Distributions	7,850,038	15,757,035	2,127,692	4,188,565
Cost of Shares Redeemed	(55,437,645)	(59,696,648)	(16,901,434)	(20,476,749)
Net Change in Net Assets from Capital Share Transactions	$39,297,563	$133,742,212	$12,367,836	$39,404,278
Net Change in Net Assets	$90,737,040	$174,056,000	$17,063,485	$46,153,783
Net Assets at Beginning of Year	$797,493,032	$623,437,032	$225,126,645	$178,972,862
Net Assets at End of Year	$888,230,072	$797,493,032	$242,190,130	$225,126,645
Capital Share Activity(a)
Shares Sold	4,822,523	10,419,331	1,511,409	3,167,866
Share Reinvested	430,942	912,944	118,307	237,220
Shares Redeemed	(3,072,630)	(3,479,130)	(944,975)	(1,162,024)
Net Increase (Decrease) in Shares Oustanding	2,180,835	7,853,145	684,741	2,243,062
Shares Outstanding, beginning of year	45,889,785	38,036,640	12,696,645	10,453,583
Shares Outstanding, end of year	48,070,620	45,889,785	13,381,386	12,696,645

*
Unaudited

(a)
There were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$28.50	$22.48	$25.12	$21.67	$19.92	$22.93
Operations:
Net Investment Income	0.04	0.29	0.28	0.26	0.29	0.38
Net Realized and Unrealized Gains/(Losses) on Securities	(2.20)	7.37	(0.97)	5.15	2.13	(1.87)
Total Operations	$(2.16)	$7.66	$(0.69)	$5.41	$2.42	$(1.49)
Distributions:
Net Investment Income	—	(0.29)	(0.28)	(0.26)	(0.29)	(0.38)
Net Realized Capital Gains	—	(1.35)	(1.67)	(1.70)	(0.38)	(1.14)
Total Distributions	$—	$(1.64)	$(1.95)	$(1.96)	$(0.67)	$(1.52)
Net Asset Value, end of year	$26.34	$28.50	$22.48	$25.12	$21.67	$19.92
Total Return(a)	(7.58)%(c)	34.07%	(2.68)%	25.03%	12.16%	(6.56)%
Net Assets, end of year (millions)	$384.77	$400.82	$273.66	$198.28	$150.02	$132.19
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.00%(b)	1.11%	1.23%	1.13%	1.39%	1.62%
Portfolio Turnover Rate	11.42%(c)	31.91%	30.17%	34.76%	42.36%	39.41%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$42.48	$34.47	$42.89	$40.54	$35.08	$39.35
Operations:
Net Investment Income	0.15	0.28	0.31	0.14	0.20	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	(5.99)	9.58	(6.40)	6.74	6.09	(1.08)
Total Operations	$(5.84)	$9.86	$(6.09)	$6.88	$6.29	$(0.90)
Distributions:
Net Investment Income	—	(0.30)	(0.30)	(0.14)	(0.20)	(0.20)
Return of Capital	—	(0.16)	—	—	(0.05)	—
Net Realized Capital Gains	—	(1.39)	(2.03)	(4.39)	(0.58)	(3.17)
Total Distributions	$—	$(1.85)	$(2.33)	$(4.53)	$(0.83)	$(3.37)
Net Asset Value, end of year	$36.64	$42.48	$34.47	$42.89	$40.54	$35.08
Total Return(a)	(13.75)%(c)	28.63%	(14.16)%	16.91%	17.90%	(2.39)%
Net Assets, end of year (millions)	$73.68	$76.50	$62.18	$58.61	$41.52	$37.77
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	0.86%(b)	0.67%	0.69%	0.35%	0.50%	0.40%
Portfolio Turnover Rate	21.44%(c)	36.19%	61.22%	41.50%	34.62%	35.17%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$27.13	$23.17	$26.37	$22.20	$22.01	$24.23
Operations:
Net Investment Income	0.19	0.53	0.55	0.37	0.43	0.57
Net Realized and Unrealized Gains/(Losses) on Securities	(3.55)	4.03	(3.17)	4.18	0.23	(2.11)
Total Operations	$(3.36)	$4.56	$(2.62)	$4.55	$0.66	$(1.54)
Distributions:
Net Investment Income	—	(0.60)	(0.58)	(0.38)	(0.45)	(0.68)
Net Realized Capital Gains	—	—	—	—	(0.02)	—
Total Distributions	$—	$(0.60)	$(0.58)	$(0.38)	$(0.47)	$(0.68)
Net Asset Value, end of year	$23.77	$27.13	$23.17	$26.37	$22.20	$22.01
Total Return(a)	(12.38)%(c)	19.69%	(9.93)%	20.50%	(3.00)%	(6.38)%
Net Assets, end of year (millions)	$17.36	$21.08	$17.95	$17.68	$14.18	$13.09
Ratios/supplemental data
Ratio of expenses to average net assets	1.00%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to average net assets	1.60%(b)	2.02%	2.21%	1.53%	1.95%	1.85%
Portfolio Turnover Rate	3.14%(c)	4.33%	6.87%	2.48%	7.71%	20.49%

*
Unaudited

(a)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)
Annualized.

(c)
Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$17.38	$16.39	$16.84	$16.67	$16.61	$17.03
Operations:
Net Investment Income	0.17	0.36	0.34	0.31	0.30	0.32
Net Realized and Unrealized Gains/(Losses) on Securities	1.10	1.00	(0.44)	0.22	0.21	(0.27)
Total Operations	$1.27	$1.36	$(0.10)	$0.53	$0.51	$0.05
Distributions:
Net Investment Income	(0.17)	(0.37)	(0.35)	(0.33)	(0.32)	(0.35)
Return of Capital	—	—	—	—	(0.00)(a)	—
Net Realized Capital Gains	—	—	—	(0.03)	(0.13)	(0.12)
Total Distributions	$(0.17)	$(0.37)	$(0.35)	$(0.36)	$(0.45)	$(0.47)
Net Asset Value, end of year	$18.48	$17.38	$16.39	$16.84	$16.67	$16.61
Total Return(b)	7.31%(c)	8.35%	(0.56%)	3.22%	3.08%	0.32%
Net Assets, end of year (millions)	$888.23	$797.49	$623.44	$417.66	$303.11	$244.24
Ratios/supplemental data
Ratio of expenses to average net assets	0.85%(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.91%(c)	2.15%	2.17%	1.88%	1.83%	1.90%
Portfolio Turnover Rate	13.47%(d)	21.33%	23.40%	34.97%	40.80%	37.09%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)
Annualized

(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 6/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$17.73	$17.12	$17.29	$17.06	$17.36	$17.32
Operations:
Net Investment Income	0.17	0.32	0.32	0.31	0.31	0.34
Net Realized and Unrealized Gains/(Losses) on Securities	0.37	0.64	(0.16)	0.24	(0.30)	0.06
Total Operations	$0.54	$0.96	$0.16	$0.55	$0.01	$0.40
Distributions:
Net Investment Income	(0.17)	(0.32)	(0.32)	(0.31)	(0.31)	(0.34)
Return of Capital	—	—	—	—	(0.00)(a)	(0.00)(a)
Net Realized Capital Gains	—	(0.03)	(0.01)	(0.01)	—	(0.02)
Total Distributions	$(0.17)	$(0.35)	$(0.33)	$(0.32)	$(0.31)	$(0.36)
Net Asset Value, end of year	$18.10	$17.73	$17.12	$17.29	$17.06	$17.36
Total Return(b)	3.03%(c)	5.66%	0.90%	3.25%	0.05%	2.34%
Net Assets, end of year (millions)	$242.19	$225.13	$178.97	$123.92	$87.75	$66.51
Ratios/supplemental data
Ratio of expenses to average net assets	0.65%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to average net assets	1.89%(c)	1.90%	1.94%	1.85%	1.85%	1.98%
Portfolio Turnover Rate	4.24%(d)	10.54%	10.45%	12.49%	10.05%	13.31%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Annualized
(d)
Not annualized

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

1)       Organization:
The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
The investment objectives of the Funds are as follows:
Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital
The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.
2)       Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”
New Accounting Pronouncement:
In March, 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization of premium requirements of ASC Subtopic 310-20, “Premium Amortization on Purchased Callable Bonds”. ASU 2017-08 requires a change in amortization for premium on purchases on noncontingent, callable bonds at a fixed price on a fixed date to be amortized to the earliest callable date. ASU 2017-08 is effective for all entities for fiscal years beginning after December 15, 2018, including interim periods therein. The Funds have adopted ASU 2017-08 with these financial statements. Based on the Adviser’s review, the required change has no material effect on these financial statements.
Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

2)       Significant Accounting Policies, continued

reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Opportunity, Fixed Income, and Municipal Income Funds, and October 31 for the Equity Income and International Funds) plus undistributed amounts from prior years.
The following information is computed on a tax basis for each item as of June 30, 2020:
	Equity Income	Opportunity	International	Fixed Income	Municipal Income
Cost of Portfolio Investments	$310,620,198	$72,473,562	$15,315,798	$806,332,197	$231,656,434
Gross unrealized appreciation	89,815,884	9,671,541	4,566,099	77,114,556	12,313,790
Gross unrealized depreciation	(15,882,695)	(7,805,313)	(2,817,824)	(244,909)	(200,512)
Net unrealized appreciation	73,933,189	1,866,228	1,748,275	76,869,647	12,113,278
Undistributed ordinary income	3,202,659	295,501	147,283	166,408	13,729
Undistributed long-term capital gains	(7,039,397)	(819,255)	(350,870)	8,972,960	238,803
Accumulated Earnings	$70,096,451	$1,342,474	$1,544,688	$86,009,015	$12,365,810
The difference between the federal income tax cost and the financial statement cost of the Funds’ portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.
As of December 31, 2019, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers, which may be carried forward an indefinite period of time, are as follows:
	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson International Fund	$308,521	$142,475	$450,996
Johnson Fixed Income Fund	—	1,644	1,644
In 2019, the Johnson Fixed Income Fund utilized $887,471 of capital loss carryforward.
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

2)       Significant Accounting Policies, continued

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.
The tax character of the distributions paid, as of December 31, 2018 and 2019, is as follows:
	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2018	$5,920,630	$—	$16,143,619	$22,064,249	$—	$22,064,249
	2019	7,582,128	—	14,333,706	21,915,834	—	21,915,834
Johnson Opportunity Fund	2018	480,234	—	3,532,076	4,012,310	—	4,012,310
	2019	484,856	—	2,449,657	2,934,513	284,319	3,218,832
Johnson International Fund	2018	440,863	—	—	440,863	—	440,863
	2019	458,991	—	—	458,991	—	458,991
Johnson Fixed Income Fund	2018	11,654,323	—	5,435	11,659,758	—	11,659,758
	2019	16,052,208	—	—	16,052,208	—	16,052,208
Johnson Municipal Income Fund	2018	—	2,937,619	62,706	3,000,325	—	3,000,325
	2019	126,645	3,877,473	265,954	4,270,072	—	4,270,072

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time.
Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

3)       Security Valuation and Transactions, continued

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:
Equity Securities (Common Stock, Real Estate Investment Trusts).   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.
Corporate Bonds.   The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
Municipal Bonds.   Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

3)       Security Valuation and Transactions, continued

U.S. Agency Securities.   U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2020:
Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$372,234,328	$—	$—	$372,234,328
Cash Equivalents	12,333,620	—	—	12,333,620
Total	$384,567,948	$—	$—	$384,567,948

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$71,502,878	$—	$—	$71,502,878
Cash Equivalents	2,496,003	—	—	2,496,003
Total	$73,998,881	$—	$—	$73,998,881

International Fund	Level 1	Level 2	Level 3	Total
Preferred Stocks	$54,170	$—	$—	$54,170
Common Stocks*	16,997,947	$—	$—	16,997,947
Cash Equivalents	225,779	—	—	225,779
Total	$17,277,896	$—	$—	$17,277,896

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$454,060,494	$—	$454,060,494
Certificates of Deposit	—	274,882	—	274,882
U.S. Government Treasury Obligations	—	173,715,703	—	173,715,703
U.S. Government Agency Obligations	—	30,612,692	—	30,612,692
U.S. Government Agency Obligations - Mortgage-Backed	—	191,019,350	—	191,019,350
Taxable Municipal Bonds	—	26,136,051	—	26,136,051
Preferred Stocks	6,749,448	—	—	6,749,448
Cash Equivalents	812,602	—	—	812,602
Total	$7,562,050	$875,819,172	$—	$883,381,222

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

3)       Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$235,792,829	$—	$235,792,829
Cash Equivalents	7,976,883	—	—	7,976,883
Total	$7,976,883	$235,792,829	$—	$243,769,712

*
See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period.
In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2020.
4)      Investment Advisory Agreements:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.
The Adviser received management fees for the six months ended June 30, 2020, as indicated below.
Fund	Fee	Management Fee	Payable as of June 30, 2020
Equity Income Fund	1.00%	$1,879,166	$318,143
Opportunity Fund	1.00%	342,140	60,499
International Fund	1.00%	89,442	14,423
Fixed Income Fund	0.85%	3,584,555	613,717
Municipal Income Fund	0.65%	746,484	128,313
5)      Related Party Transactions:
All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $36,000 for the six months ended June 30, 2020, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2020, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:
Equity Income Fund	73.32%
Opportunity Fund	80.63%
International Fund	33.89%
Fixed Income Fund	93.17%
Municipal Income Fund	97.86%
Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

6)      Purchases and Sales of Securities:
From January 1, 2020 through June 30, 2020, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$76,180,671	$41,068,906	$—	$—
Johnson Opportunity Fund	20,122,841	13,540,321	—	—
Johnson International Fund	559,631	1,433,569	—	—
Johnson Fixed Income Fund	134,299,537	61,879,429	32,458,926	50,564,541
Johnson Municipal Income Fund	30,744,731	1,782,498	—	—
7)      Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
8)      Market and Geopolitical Risk:
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

DISCLOSURE OF EXPENSES (Unaudited)	June 30, 2020 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2019 and held through June 30, 2020.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period* January 1, 2020 – June 30, 2020
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$924.21	$4.77
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$862.52	$4.62
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$876.15	$4.65
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,063.29	$4.35
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,020.87	$3.26
Hypothetical Return	$1,000.00	$1,021.57	$3.26

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

Review and Renewal of Management Agreements	June 30, 2020 – Unaudited

At a regular meeting of the Johnson Mutual Funds Trust on May 27, 2020, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser, Johnson Investment Counsel, Inc. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business and financial resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the compensation received for management services. The Board reviewed and discussed each Fund’s performance for various periods, profitability of the Adviser with respect to the Funds and economies of scale.
With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and the nine Funds, which includes four institutional funds. The Trustees and representatives of the Adviser noted their cooperative working relationship. The Board reviewed the individuals who serve as portfolio managers for the Funds. The Trustees indicated that they were satisfied with the portfolio management being provided to the Funds by the Adviser. The Trustees next discussed the Adviser’s and Trust’s compliance programs, the resources allocated to compliance matters and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees noted that there was not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has sufficient resources to continue to provide quality advisory services to the Funds.
Next, the Trustees reviewed performance information for each of the Funds. The Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2020 and May 20, 2020. Information regarding each Fund’s performance was compared to the Fund’s benchmark index. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile.
The Trustees first discussed the performance of the retail Funds. The Trustees noted that the Equity Income Fund had slightly underperformed the S&P 500 Index for the 1 and 5-year periods but had outperformed the Index for the 3-year period. With respect to the Opportunity Fund, the Trustees noted that the Fund had outperformed the Russell 2500 Total Return Index for the 1, 3 and 5-year periods. The Trustees noted the International Fund’s performance was generally in line with that of its benchmark, the MSCI All Country World Index, for each of the periods. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 1-year period and was approximately the same for the 3 and 5-year periods. The Trustees the discussed the Municipal Income Fund’s returns, noting that the Fund had meaningfully outperformed the Barclays Municipal Bond 5-year GO Index for the 1-year, 3-year and 5-year periods. After discussion, the Trustees agreed that each of the retail Funds had reasonable performance.
The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund had underperformed its benchmark, the Bank of America Merrill Lynch 1-3 year U.S. Corporate and Government Index, for the 1 and 3-year periods but was in line for the 5-year period. Next, the Trustees discussed the performance of the Intermediate

Review and Renewal of Management Agreements	June 30, 2020 – Unaudited

Bond Fund, noting that it had materially outperformed the Barclays Intermediate U.S. Government Credit Index for all periods. With respect to the Core Bond Fund, the Board noted that the Fund had also significantly outperformed the Barclays U.S. Aggregate Index for the 1, 3, 5-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund slightly lagged its benchmark, the S&P 500 Index, for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of Institutional Funds had satisfactory performance given their respective investment objectives and strategies.
As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2019 by the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund and Enhanced Return Fund were at or below the mean, while expense ratios for Equity Income Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.
The Trustees then reviewed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board renewed the management agreements for an additional year.

ADDITIONAL INFORMATION	June 30, 2020 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Timothy E. Johnson (78) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (77) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (77) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company, Global Purchases Director, Baby Care	9	None
James J. Berrens (54) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (62) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002-2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

TRUSTEES AND OFFICERS (Unaudited)

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
OFFICERS
Jason O. Jackman (49) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (61) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (48) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

SEMI-ANNUAL REPORT
Johnson Institutional Short Duration Bond Fund
I SHARES:  JIBDX  F SHARES:  JIMDX
Johnson Institutional Intermediate Bond Fund
I SHARES:  JIBEX  F SHARES:   JIMEX
Johnson Institutional Core Bond Fund
I SHARES:   JIBFX  F SHARES:   JIMFX
Johnson Enhanced Return Fund
JENHX
June 30, 2020 (Unaudited)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-541-0170 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-541-0170. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.
Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, Ohio 45247
513.661.3100 | 800.541.0170 | Fax 513.661.4901
WWW.JOHNSONMUTUALFUNDS.COM

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Letter from the Fund President:	July 2020

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2020 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2020 as well as the relative performance compared to an appropriate index.
The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
After Record Q1 Selloff, Stocks Rebound in Historic Fashion
The shocking, rapid outbreak of COVID-19 sent stocks plummeting in February and March, until they bottomed on March 23rd, down 35% from the peak. It was one of the fastest selloffs on record. But then one of the fastest rallies in history began. The S&P 500 Index gained nearly 21% in the second quarter, its best quarter in more than 20 years. The NASDAQ did even better, gaining 31%. The S&P 500 has bounced more than 39% off the bottom and is now down just 3% for the year. The index gained more than 7% over the past 12 months, a good number considering all that has taken place during that time. A combination of attractive prices (in late March and April), massive government support, and signs of gradual reopening of the economy fueled the market’s run in April and May. As stocks returned to record-high territory, the rally cooled off in June, especially when coronavirus infection numbers began picking up in some places.
Technology, consumer, and energy stocks were the main winners, and large cap U.S. stocks continued to outperform international stocks and smaller cap stocks. Growth stocks have continued to outperform value stocks by a wide margin, led by the largest tech companies. Their strength has overshadowed the rest of the stocks in the index, which haven’t recovered as much. It also helps explain why U.S. large cap stocks have outperformed other benchmarks of smaller stocks and international stocks. Still, those markets rallied after severe selloffs earlier in the year.
Recovery Commences Amid Partial Reopening
The strength of the rally was surprising as it came despite some of the worst economic data in the last century. In a matter of weeks, more than 30 million Americans lost their job as the economy entered a recession. Consumer spending plummeted. Retailers and restaurants that were already struggling, filed for bankruptcy. The travel industry was decimated and will be impacted for years to come. Consumer struggles also put pressure on banks. Thankfully banks are much better positioned for this recession than they were in the financial crisis. Still, roughly one-third of U.S. corporate debt is considered in distress, primarily in the energy sector, retail, and restaurant industries. All told, it is estimated that GDP dropped 35% in the second quarter compared to the first. As bad as it was, some of the data was still “not as bad as expected,” which often leads to positive sentiment and gains in stocks. It also demonstrates the resiliency of some areas of the economy.
The reopening of the economy generated buying momentum in the market. State by state, the U.S. has begun the process to varying degrees. Cases have picked up in some areas, which was not unexpected, causing some states to push pause on the reopening process. Meanwhile, health-care companies are scrambling to bring treatments and a vaccine to the marketplace. Governments are relaxing the normal timelines in an effort to speed up the process for drug approval. It’s uncharted territory, and the reopening process is likely to be one of fits and starts. Economic forecasting in such an environment is even more speculative than usual. These economic challenges will continue to pressure companies, potentially leading to a more volatile summer than usual for the stock market.
Governments and Central Banks Remain Active
Governments around the world have poured trillions of dollars into relief efforts. Congress, the White House, and the Federal Reserve (the “Fed”) have provided enormous amounts of money to businesses and individuals to try to stop the bleeding. Total U.S. government spending so far stands around $3 trillion, most of which is included in the $2.2 trillion CARES Act. Congress continues to debate other potential support measures. A majority of the money is being directed to individuals in the form of direct payments and small businesses in the form of loans. In a matter of weeks Washington has injected more money by far than it did in the entirety of the Great Financial Crisis a little over a decade ago.
The Fed was also quick to promise it would do whatever necessary to prop up the economy. It committed to purchasing unlimited amounts of U.S. treasuries, as well as billions of dollars of other assets to ensure liquidity and market health. It also quickly dropped the benchmark Fed Funds rate to zero. However, some of the Fed’s support programs saw much lower uptake

1

Letter from the Fund President:	July 2020

than initially projected. While it’s clear the Fed has enormous power to bolster confidence in the markets with its support, it’s less clear it can quickly and directly impact small and medium-sized businesses, state and local governments, and individual consumers.
Second Half of 2020 Promises to Be Eventful
The pandemic remains the key driver of the markets entering the second half of the year. Daily infection, hospitalization, and death data are likely to exacerbate volatility in the coming months. It’s seemingly impossible to predict the impact of the virus, as new medical information comes to light on a daily basis.
Meanwhile, millions are looking for work and wondering if their old jobs will ever return, given the economic upheaval and “new normal” environment. Those who haven’t lost a job are still adjusting to their new home office or workplace realities. Civic unrest across the country continues as demonstrators call for social justice. On top of everything, a contentious presidential election in the U.S. is just four months away.
Taken together, the second half of 2020 could be another volatile one for stocks. The strength of the second-quarter rally leaves stock indices near or above (in the case of the NASDAQ) previous record highs. This means the stock market is priced for good news. It’s never surprising to see market corrections, and this is especially true if virus and/or economic news is disappointing. Still, uncertainty is nothing new, and there are plenty of instances of the economy and markets climbing a “wall of worry” in years past.
Staying Focused Amid Uncertainty
Even and especially when the world around us feels out of control, it is wise for all of us to focus on what we know and what we can control. This is certainly the case when it comes to investing. In times of crisis, adherence to time-tested principles is more important than ever. Long-term success depends on the ability to stay disciplined by maintaining proper asset allocation, rebalancing when appropriate, and investing with an emphasis on quality.
We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.
Sincerely,
Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	Performance Review – June 30, 2020 Unaudited

The Johnson Institutional Short Duration Bond Fund provided a total return of 3.17% during the first six months of 2020, compared to a 2.83% return for the Bank of America/Merrill Lynch 1-3 Year US Corporate & Government Index, the Fund’s benchmark.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. The benchmark Federal Funds Rate was cut to zero, and the Fed resurrected a multitude of bond buying programs aimed at stabilizing the economy and markets. As a result, the Fund maintained a longer duration relative to its benchmark, which was beneficial to performance as interest rates declined.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening. Throughout the second quarter, the Fund added several high-quality corporate bonds at attractive valuations, which was also beneficial to performance as spreads stabilized.
Looking forward to the second half of 2020, we remain cautious in our overall outlook. While economic reopening has helped the economy gradually begin the healing process, we believe the road to full economic recovery is likely to be long and challenging. Each monthly employment report is a stark reminder that millions of Americans remain without reliable employment. As a result, interest rates are likely to remain low for a prolonged period and the Fund’s duration continues to be modestly long relative to its benchmark as a result. Additionally, we believe that the Fund’s focus on quality should be beneficial as more cyclical areas of the credit market remain under fundamental pressure and could continue to see ratings downgrades and select defaults. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares

$1,000,000 Initial Investment
Since June 30, 2010
Millions
1.60
1.40
1.20
1.00
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Johnson Institutional Short Duration Bond Fund - Class I
B of A / ML 1-3 year Corp/Govt Index

Average Annual Total Returns	as of June 30, 2020
	Johnson Institutional Short Duration Bond Fund – Class I Shares	B of A / ML 1-3 Year US Corp/Govt Index
Six Months	3.17%	2.83%
One Year	4.73%	4.17%
Five Years	2.44%	2.11%
Ten Years	2.01%	1.67%

3

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND	Performance Review – June 30, 2020 Unaudited

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2020
	Johnson Institutional Short Duration Bond Fund – Class F Shares	B of A / ML 1-3 Year US Corp/Govt Index
Six Months	3.11%	2.83%
One Year	4.52%	4.17%
Since Inception*	3.24%	3.12%

*
Inception date was May 1, 2018.

Portfolio Information

Holdings by Industry Sectors
(as a percentage of total net assets)
Other Assets in Excess of Liabilities 1.2%
Finance 22.9%
Industrial 14.0%
Cash Equivalents 6.1%
Taxable Municipal 6.5%
Utilities 12.3%
Certificates of Deposit 0.2%
US Govt Agency Obligations 12.0%
US Govt Treasury Obligations 7.9%
Mortgage Backed Securities 16.9%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2020 Unaudited

The Johnson Institutional Intermediate Bond Fund provided a total return of 6.01% during the first six months of 2020, compared to a 5.28% return for the Bloomberg Barclay’s Intermediate Government/Credit Index, the Fund’s benchmark.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. The benchmark Federal Funds Rate was cut to zero, and the Fed resurrected a multitude of bond buying programs aimed at stabilizing the economy and markets. As a result, the Fund maintained a longer duration relative to its benchmark, which was beneficial to performance as interest rates declined.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening. Throughout the second quarter, the Fund added several high-quality corporate bonds at attractive valuations, which was also beneficial to performance as spreads stabilized.
Looking forward to the second half of 2020, we remain cautious in our overall outlook. While economic reopening has helped the economy gradually begin the healing process, we believe the road to full economic recovery is likely to be long and challenging. Each monthly employment report is a stark reminder that millions of Americans remain without reliable employment. As a result, interest rates are likely to remain low for a prolonged period and the Fund’s duration continues to be modestly long relative to its benchmark as a result. Additionally, we believe that the Fund’s focus on quality should be beneficial as more cyclical areas of the credit market remain under fundamental pressure and could continue to see ratings downgrades and select defaults. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2020
	Johnson Institutional Intermediate Bond Fund – Class I Shares	Bloomberg Barclays Capital Intermediate Govt/ Credit Index
Six Months	6.01%	5.28%
One Year	8.00%	7.12%
Five Years	4.10%	3.46%
Ten Years	3.61%	3.13%

5

Johnson Institutional Intermediate Bond Fund	Performance Review – June 30, 2020 Unaudited

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2020
	Johnson Institutional Intermediate Bond Fund – Class F Shares	Bloomberg Barclays Capital Intermediate Govt/ Credit Index
Six Months	5.90%	5.28%
One Year	7.81%	7.12%
Since Inception*	4.63%	4.52%

*
Inception date was May 1, 2018.

Portfolio Information

Holdings by Industry Sectors
(as a percentage of total net assets)

US Govt Treasury 30.3%
Taxable Municipal 2.3%
Mortgage Backed Securities 10.2%
Preferred Stocks 0.9%
Cash Equivalents 1.2%
US Govt Agency 5.3%
Certificate of Deposit 0.2%
Other Assets in Excess of Liabilities 1.3%
Utilities 10.2%
Finance 22.8%
Industrial 15.3%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2020 Unaudited

The Johnson Institutional Core Bond Fund provided a total return of 8.54% during the first six months of 2020, compared to a 6.14% return for the Bloomberg Barclay’s Capital Aggregate Index, the Fund’s benchmark.
Bond yields fell sharply throughout the first half of the year, as the domestic economy slipped into its first recession in over a decade. Widespread economic shutdowns, aimed at slowing the spread of COVID-19, caused economic activity to slow dramatically. As a result, the Federal Reserve (the “Fed”) acted quickly to aggressively ease monetary policy. The benchmark Federal Funds Rate was cut to zero, and the Fed resurrected a multitude of bond buying programs aimed at stabilizing the economy and markets. As a result, the Fund maintained a longer duration relative to its benchmark, which was beneficial to performance as interest rates declined.
After beginning the year at somewhat low levels, credit spreads widened sharply as the economy slipped into recession. In fact, the Bloomberg Barclays Investment Grade Corporate Index underperformed duration-matched Treasuries by 10.40% in March, making it the worst month for investment grade corporate bond relative performance in history. Cyclical areas of the market were hit the hardest, with sectors like hotels, airlines, and energy underperforming the overall market considerably. The Fund’s defensive sector positioning and quality investment philosophy were beneficial to performance and were a primary driver of relative performance during the first half of the year. The Fed’s aggressive easing program ultimately helped to stabilize corporate bond spreads. By June, the market reversed most of March’s spread widening. Throughout the second quarter, the Fund added several high-quality corporate bonds at attractive valuations, which was also beneficial to performance as spreads stabilized.
Looking forward to the second half of 2020, we remain cautious in our overall outlook. While economic reopening has helped the economy gradually begin the healing process, we believe the road to full economic recovery is likely to be long and challenging. Each monthly employment report is a stark reminder that millions of Americans remain without reliable employment. As a result, interest rates are likely to remain low for a prolonged period and the Fund’s duration continues to be modestly long relative to its benchmark as a result. Additionally, we believe that the Fund’s focus on quality should be beneficial as more cyclical areas of the credit market remain under fundamental pressure and could continue to see ratings downgrades and select defaults. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics. Finally, the combination of historically low interest rates and tight credit spreads are likely to lead to subdued fixed income returns going forward.
Performance Information
Class I Shares
Average Annual Total Returns	as of June 30, 2020
	Johnson Institutional Core Bond Fund – Class I Shares	Bloomberg Barclays Capital Aggregate Index
Six Months	8.54%	6.14%
One Year	10.86%	8.74%
Five Years	5.07%	4.30%
Ten Years	4.50%	3.82%

7

Johnson Institutional Core Bond Fund	Performance Review – June 30, 2020 Unaudited

Performance Information
Class F Shares
Average Annual Total Returns	as of June 30, 2020
	Johnson Institutional Core Bond Fund – Class F Shares	Bloomberg Barclays Capital Aggregate Index
Six Months	8.51%	6.14%
One Year	10.62%	8.74%
Since Inception*	5.44%	5.06%

*
Inception date was May 1, 2018

Portfolio Information

Holdings by Industry Sectors
(as a percentage of total net assets)

Preferred Stocks, 0.6%
Cash Equivalents, 4.1%
Other Assets in Excess of Liabilities, 0.2%
Taxable Municipal, 2.0%
US Govt Agency, 2.6%
Finance, 21.3%
US Govt Treasury, 21.7%
Industrial, 17.1%
Certificate of Deposit, 0.1%
Mortgage Backed Securities, 19.4%
Utilities, 10.9%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

8

JOHNSON ENHANCED RETURN FUND	Performance Review – June 30, 2020 Unaudited

The total return for the Johnson Enhanced Return Fund during the first six months of 2020 was -2.39% compared to -3.08% for the S&P 500 Index (“S&P 500”), the Fund’s benchmark. The Fund’s outperformance was driven by falling short- and intermediate-term bond yields which boosted total returns in the bond portion of the portfolio. As a reminder, the Fund uses futures contracts in seeking to replicate the S&P 500 Index and a bond portfolio to enhance the Fund’s returns.
During the first half of the year, equities experienced tremendous volatility, with the VIX (measure of volatility) hitting levels not seen since the financial crisis. The S&P set a new all-time high in February, only to decline 33% from the peak during the month of March as fear of COVID-19’s spread led to widespread closures and disruptions in economic activity. Markets reversed course during the second quarter, however, rebounding strongly on the heels of stimulus from the federal government, liquidity programs from the Federal Reserve (the “Fed”), and optimism surrounding the reopening of the economy. The second quarter of 2020 was the best quarter for the S&P 500 since the late 1990’s, returning over 20% and bringing its year-to-date decline to a modest -3.08%. After easing interest rates during the second half of 2019, the Fed enacted emergency rate cuts during the month of March and has committed to keeping interest rates low for the foreseeable future. The pace of potential changes in interest rates continues to be instrumental in our strategic positioning of the underlying bond portfolio.
Short duration bond yields began the year at somewhat low levels and fell further during the first half of 2020 as the Fed cut interest rates in response to the COVID-19 pandemic. The decline in government bond yields added to returns in the bond portion of the portfolio and contributed to the Fund’s outperformance relative to its benchmark. In addition, the higher levels of income generated from the Fund’s corporate bond holdings were also additive to performance. Despite the sharp decline in bond yields, the Fund continues to have a yield advantage over the cost of carry in the futures contracts. Nearly half of the Fund’s bond allocation is to investment-grade rated corporate securities, which is a key reason why yield is traditionally higher than the cost of carry in the futures contracts. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark.
Looking forward to the second half of the year, we remain cautious in our overall outlook. While economic reopening has helped the economy gradually begin the healing process, we believe the road to full economic recovery is likely to be long and challenging. Each monthly employment report is a stark reminder that millions of Americans remain without reliable employment. As a result, interest rates are likely to remain low for a prolonged period and the Fund’s duration has been extended modestly in the bond portion of the portfolio, which helps to maintain the Fund’s yield advantage. Additionally, we believe that the Fund’s focus on quality should be beneficial as more cyclical areas of the credit market remain under fundamental pressure and could continue to see ratings downgrades and select defaults. We continue to emphasize the financial sector due to its attractive value and high-quality characteristics.

$10,000 Initial Investment
Since June 30, 2010
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19
Jun-20
Johnson Enhanced Return Fund
S&P 500 Index

Average Annual Total Returns	as of June 30, 2020
	Enhanced Return Fund	S&P 500 Index
Six Month	-2.39%	-3.08%
One Year	8.37%	7.51%
Five Years	10.94%	10.73%
Ten Years	14.48%	13.99%

Holdings by Industry Sectors
(as a percentage of total net assets)
Utilities 13.1%
US Treasury Obligations 17.4%
Industrials 8.3%
US Agency Obligations 13.0%
Mortgage Backed Securities 16.3%
Finance 19.4%
Taxable Municipals 3.2%
Cash Equivalents 7.9%
Other Assets in Excess of Liabilities 1.4%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

9

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Credit	2.500%	07/30/2024	3,200,000	$3,386,984
Bank of America Corp.	3.300%	01/11/2023	3,300,000	3,522,013
BB&T Corp.	3.750%	12/06/2023	800,000	876,167
Chubb INA Holdings Inc.	2.300%	11/03/2020	3,350,000	3,366,182
Fifth Third Bancorp	4.300%	01/16/2024	2,300,000	2,536,668
Huntington Bancshares	2.300%	01/14/2022	2,500,000	2,566,015
JP Morgan Chase & Co.	3.375%	05/01/2023	1,000,000	1,069,911
JP Morgan Chase & Co.	4.500%	01/24/2022	2,300,000	2,441,507
Keycorp	5.100%	03/24/2021	2,500,000	2,583,367
Morgan Stanley	5.500%	07/28/2021	2,900,000	3,053,724
MUFG Americas Holding	3.000%	02/10/2025	3,300,000	3,509,820
PNC Bank	2.700%	11/01/2022	3,200,000	3,347,720
Suntrust Banks Inc.	2.900%	03/03/2021	2,500,000	2,537,932
US Bancorp	3.600%	09/11/2024	3,200,000	3,562,325
Wells Fargo & Co.	3.450%	02/13/2023	2,800,000	2,972,166
22.9% – Total Finance				$41,332,501
Chevron Corp. (3 month LIBOR + 0.950%)*	1.336%	05/16/2021	1,000,000	1,006,110
Dover Corp.	3.150%	11/15/2025	1,300,000	1,405,339
Burlington Northern Santa Fe	4.100%	06/01/2021	1,070,000	1,095,924
CVS Health Corp.	3.700%	03/09/2023	2,400,000	2,577,442
Eaton Electric Holdings	3.875%	12/15/2020	2,649,000	2,666,867
Emerson Electric Co.	4.250%	11/15/2020	2,636,000	2,670,525
Johnson Controls International PLC	3.750%	12/01/2021	1,476,000	1,509,633
McDonalds Corp.	2.625%	01/15/2022	1,000,000	1,033,590
Oracle Corp.	1.900%	09/15/2021	1,000,000	1,017,090
Norfolk Southern Corp.	2.903%	02/15/2023	2,000,000	2,110,425
Norfolk Southern Corp.	3.250%	12/01/2021	500,000	514,895
Shell International	1.750%	09/12/2021	1,600,000	1,623,269
Union Pacific Corp.	3.150%	03/01/2024	2,700,000	2,929,315
Walt Disney Co.	1.750%	08/30/2024	2,945,000	3,052,316
14.0% – Total Industrial				$25,212,740
Berkshire Hathaway Energy Co.	2.375%	01/15/2021	500,000	505,570
BP Capital Markets	4.500%	10/01/2020	3,350,000	3,381,089
Duke Energy Corp.	3.750%	04/15/2024	2,514,000	2,752,638
Enterprise Products	3.350%	03/15/2023	2,700,000	2,859,234
Eversource Energy	2.500%	03/15/2021	700,000	708,803
Eversource Energy	2.750%	03/15/2022	2,030,000	2,103,934
Georgia Power Co.	2.100%	07/30/2023	1,000,000	1,040,560
Georgia Power Co.	2.850%	05/15/2022	1,600,000	1,661,250
National Rural Utilites Corp.	3.400%	11/15/2023	2,047,000	2,225,262
Virginia Electric & Power Co.	2.750%	03/15/2023	2,000,000	2,103,433
Virginia Electric & Power Co.	2.950%	01/15/2022	560,000	575,347
Xcel Energy Inc.	3.300%	06/01/2025	1,300,000	1,428,760
Xcel Energy Inc.	2.400%	03/15/2021	1,000,000	1,010,849
12.3% – Total Utilities				$22,356,729
49.2% Total Corporate Bonds				$88,901,970
The accompanying notes are an integral part of these financial statements.

10

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	$274,882
0.2% – Total For Certificates of Deposit				274,882
United States Government Treasury Obligations
Treasury Note (Quarterly USTMMR + 0.114%)*	0.265%	04/30/2022	3,500,000	3,502,037
Treasury Note	1.500%	10/31/2024	3,500,000	3,689,355
Treasury Note	1.625%	08/31/2022	2,500,000	2,578,516
Treasury Note	2.125%	05/15/2022	1,700,000	1,761,957
Treasury Note	2.125%	11/30/2023	2,500,000	2,664,063
7.9% – Total United States Government Treasury Obligations				$14,195,928
United States Government Agency Obligations
FFCB	1.600%	08/14/2023	3,200,000	3,327,137
FHLB	2.625%	12/10/2021	4,200,000	4,344,306
FHLB	2.875%	09/13/2024	2,600,000	2,870,803
FFCB	1.600%	09/17/2024	2,000,000	2,099,742
FHLMC	0.430%	06/09/2023	1,700,000	1,700,463
FHLMC	2.500%	12/01/2027	1,512,490	1,589,388
FNMA	0.500%	06/17/2025	1,700,000	1,700,649
FHLMC	2.375%	01/13/2022	4,000,000	4,133,348
12.0% – Total United States Government Agency Obligations				$21,765,836
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.264%	04/01/2042	176,439	185,608
FHLMC Pool G15973	3.000%	07/01/2031	1,926,579	2,048,409
FHLMC Pool G16330	3.500%	08/01/2032	2,172,622	2,300,345
FHLMC Pool G18642	3.500%	04/01/2032	2,949,608	3,120,394
FHLMC Series 2989 Class TG	5.000%	06/15/2025	274,742	291,790
FHLMC Series 4009 Class PA	2.000%	06/15/2041	264,073	272,006
FHLMC Series 4017 Class MA	3.000%	03/15/2041	258,915	263,480
FHLMC Series 4125 Class KP	2.500%	05/15/2041	1,731,439	1,799,449
FHLMC Series 4198 Class BE	2.000%	10/15/2040	1,105,840	1,121,785
FHLMC Series 4440 Class VC	2.500%	08/15/2026	2,007,449	2,064,592
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%)*	2.758%	02/01/2046	492,930	508,826
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	2.805%	12/01/2044	375,287	390,008
FNMA Pool 469488	3.360%	11/01/2021	1,660,587	1,700,205
FNMA Pool AL6465	2.936%	11/01/2023	412,059	424,043
FNMA Pool AL9230	3.500%	12/01/2029	1,087,140	1,163,752
FNMA Pool AM0066	2.630%	08/01/2022	1,595,372	1,646,172
FNMA Pool AN3444	2.230%	11/01/2023	2,985,313	3,142,463
FNMA Pool FM1897	3.000%	09/01/2032	2,114,434	2,246,292
FNMA Pool MA0384	5.000%	04/01/2030	454,500	509,559
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	141,683	147,819
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	516,655	519,761
FNMA Series 2017-30 Class G	3.000%	07/25/2040	924,157	944,990
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	3,500,000	3,662,871
The accompanying notes are an integral part of these financial statements.

11

Johnson Institutional Short Duration Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities – Bonds	Rate	Maturity	Face Value	Fair Value
GNMA Pool 2004-95 Class QA	4.500%	03/20/2034	7,457	$7,512
GNMA Pool 726475	4.000%	11/15/2024	87,534	92,369
16.9% – Total United States Government Agency Obligations – Mortgage-Backed Securities				$30,574,500
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,600,000	1,644,448
Kansas Development Finance Authority Revenue	3.491%	04/15/2023	1,400,000	1,467,018
Kent State University	1.960%	05/01/2024	1,000,000	1,007,630
Kentucky State Property and Lodging Commission	2.080%	11/01/2023	700,000	711,494
Ohio Special Obligation Capital Facilities Lease	1.700%	04/01/2023	500,000	510,385
Pennsylvania State University	1.545%	09/01/2024	1,145,000	1,165,644
Port of Greater Cincinnati	2.100%	04/01/2023	750,000	749,962
University of Cincinnati General Receipts	1.770%	06/01/2021	1,845,000	1,852,103
University of Cincinnati General Receipts	1.878%	06/01/2023	1,100,000	1,115,048
University of Kentucky General Receipts Build America Bond	4.850%	11/01/2021	1,500,000	1,564,680
6.5% – Total For Taxable Municipal Bonds				$11,788,412
Total Fixed Income Securities 92.7%				$167,501,528
(Identified Cost $162,575,038)
Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			11,040,457	11,040,457
Total Cash Equivalents 6.1%				$11,040,457
(Identified Cost $11,040,457)
Total Portfolio Value 98.8%				$178,541,985
(Identified Cost $173,615,495)
Other Assets in Excess of Liabilities 1.2%				$2,168,146
Total Net Assets 100.0%				$180,710,131

*
Variable Rate Security; the rate shown is as of June 30, 2020.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

12

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Inc.	3.350%	05/15/2024	1,300,000	$1,429,022
American Express Co.	3.000%	10/30/2024	2,300,000	2,487,416
AON Corp.	4.000%	11/27/2023	2,116,000	2,312,886
Bank of America	3.248%	10/21/2027	3,000,000	3,308,622
BB&T Corp.	3.750%	12/06/2023	2,000,000	2,190,418
BB&T Corp.	3.950%	03/22/2022	1,000,000	1,051,182
Fifth Third Bancorp	2.375%	01/28/2025	2,114,000	2,231,007
Huntington Bancshares	2.300%	01/14/2022	2,000,000	2,052,812
JP Morgan Chase & Co.	3.875%	09/10/2024	1,605,000	1,779,579
Keycorp	2.550%	10/01/2029	1,655,000	1,713,124
Keycorp	4.100%	04/30/2028	1,000,000	1,160,515
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,500,000	1,643,820
Morgan Stanley	5.500%	07/28/2021	2,000,000	2,106,016
MUFG Americas Holdings Corp.	3.000%	02/10/2025	1,000,000	1,063,582
MUFG Americas Holdings Corp.	3.500%	06/18/2022	1,290,000	1,355,287
PNC Bank	3.500%	01/23/2024	2,000,000	2,186,397
Suntrust Bank Inc.	4.000%	05/01/2025	2,000,000	2,271,537
US Bancorp	3.100%	04/27/2026	2,000,000	2,218,885
US Bancorp	3.600%	09/11/2024	1,000,000	1,113,227
Wells Fargo & Co.	4.300%	07/22/2027	1,400,000	1,607,171
Wells Fargo & Co.	4.480%	01/16/2024	1,220,000	1,353,687
22.8% – Total Finance				$38,636,192
CVS Health Corp.	3.875%	07/20/2025	2,000,000	2,247,689
Coca-Cola Corp.	3.450%	03/25/2030	2,000,000	2,353,281
Eaton Corp.	2.750%	11/02/2022	1,900,000	1,998,457
Emerson Electric Co.	1.800%	10/15/2027	3,000,000	3,103,311
Home Depot Inc.	2.500%	04/15/2027	3,000,000	3,286,780
Johnson Controls International PLC	3.750%	12/01/2021	990,000	1,012,559
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,112,422
JP Morgan Chase & Co.	3.300%	04/01/2026	395,000	441,505
Kroger Co.	3.500%	02/01/2026	2,100,000	2,368,453
McDonalds Corp.	3.800%	04/01/2028	2,140,000	2,500,311
Union Pacific Corp.	3.500%	06/08/2023	2,150,000	2,330,382
Walt Disney Corp.	3.350%	03/24/2025	3,000,000	3,325,614
15.3% – Total Industrial				$26,080,764
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	2,175,000	2,390,394
Duke Energy Corp.	3.750%	04/15/2024	2,250,000	2,463,578
Enterprise Products	3.750%	02/15/2025	1,860,000	2,056,380
Eversource Energy	2.500%	03/15/2021	1,000,000	1,012,576
Eversource Energy	2.800%	05/01/2023	1,000,000	1,046,857
Georgia Power Co.	2.850%	05/15/2022	1,111,000	1,153,531
Interstate Power & Light	3.250%	12/01/2024	2,225,000	2,414,845
National Rural Utilites Corp.	3.400%	11/15/2023	3,000,000	3,261,253
Virginia Electric & Power	2.950%	01/15/2022	500,000	513,702
The accompanying notes are an integral part of these financial statements.

13

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Virginia Electric & Power Co.	2.750%	03/15/2023	935,000	$983,355
10.2% – Total Utilities				$17,296,471
48.3% Total Corporate Bonds				$82,013,427
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	274,882
0.2% – Total For Certificates of Deposit				$274,882
United States Government Treasury Obligations
Treasury Note	0.125%	04/30/2022	3,000,000	2,997,656
Treasury Note	2.000%	11/15/2026	6,000,000	6,588,281
Treasury Note	2.125%	11/30/2023	8,000,000	8,525,000
Treasury Note	2.250%	04/30/2021	6,000,000	6,103,125
Treasury Note	2.625%	02/15/2029	8,000,000	9,374,375
Treasury Note	2.750%	02/15/2028	7,000,000	8,165,391
Treasury Note	3.125%	11/15/2028	8,000,000	9,672,188
30.3% – Total United States Government Treasury Obligations				$51,426,016
United States Government Agency Obligations
FHLB	2.875%	09/13/2024	5,000,000	5,520,775
FHLB	3.250%	11/16/2028	1,800,000	2,145,106
FHLMC	2.750%	03/25/2024	1,400,000	1,407,298
5.3% – Total United States Government Agency Obligations				$9,073,179
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.264%	04/01/2042	189,041	198,866
FHLMC Pool G08068	5.500%	07/01/2035	155,464	178,421
FHLMC Pool G18642	3.500%	04/01/2032	1,572,007	1,663,027
FHLMC Pool J12635	4.000%	07/01/2025	219,656	232,336
FHLMC Pool SB0017	3.500%	11/01/2028	1,485,377	1,572,992
FHLMC Series 2985 Class GE	5.500%	06/15/2025	70,251	75,451
FHLMC Series 3946 Class LN	3.500%	04/15/2041	524,707	555,987
FHLMC Series 4017 Class MA	3.000%	03/15/2041	105,680	107,543
FHLMC Series 4646 Class D	3.500%	01/15/2042	1,676,046	1,711,872
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.292%	12/01/2041	160,249	168,191
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*	2.805%	12/01/2044	385,469	400,589
FNMA Pool AA4392	4.000%	04/01/2039	203,812	223,545
FNMA Pool AN8842	3.320%	04/01/2028	2,500,000	2,769,090
FNMA Pool MA0384	5.000%	04/01/2030	181,800	203,824
FNMA Pool MA1237	3.000%	10/01/2032	1,859,953	1,968,877
FNMA Series 2011-52 Class PC	3.000%	03/25/2041	886,348	937,480
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	1,398,969	1,427,169
FNMA Series 2015-37 Class BA	3.000%	08/25/2044	1,273,846	1,362,844
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	869,592	908,443
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	620,156	670,394
10.2% – Total United States Government Agency Obligations – Mortgage Backed Securities				$17,336,941
The accompanying notes are an integral part of these financial statements.

14

Johnson Institutional Intermediate Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	3,000,000	$3,371,490
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	180,000	187,281
University of Cincinnati Ohio General Receipts Revenue	5.117%	06/01/2021	375,000	376,144
2.3% – Total Taxable Municipal Bonds				$3,934,915
Total Fixed Income Securities 96.6%				$164,059,360
(Identified Cost $153,086,312)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	59,890	1,525,398
Total Preferred Stocks 0.9%				$1,525,398
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z**			1,939,815	1,939,815
Total Cash Equivalents 1.2%				$1,939,815
(Identified Cost $1,939,815)
Total Portfolio Value 98.7%				$167,524,573
(Identified Cost $156,472,158)
Other Assets in Excess of Liabilities 1.3%				$2,283,896
Total Net Assets 100.0%				$169,808,469

*
Variable Rate Security; the rate shown is as of June 30, 2020.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
The accompanying notes are an integral part of these financial statements.

15

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds:
American Express Co.	3.000%	10/30/2024	4,600,000	$4,974,831
AON Corp.	3.500%	06/14/2024	1,650,000	1,791,803
AON Corp.	3.750%	05/02/2029	1,000,000	1,144,967
AON Corp.	3.875%	12/15/2025	1,850,000	2,100,445
AON Corp.	4.000%	11/27/2023	1,000,000	1,093,046
Bank of America Corp.	3.248%	10/21/2027	6,615,000	7,295,511
BB&T Corp.	3.750%	12/06/2023	2,300,000	2,518,981
BB&T Corp.	3.950%	03/22/2022	3,175,000	3,337,502
Chubb INA Holdings Inc.	3.150%	03/15/2025	1,400,000	1,546,967
Chubb INA Holdings Inc.	3.350%	05/03/2026	2,000,000	2,279,326
Fifth Third Bancorp	2.375%	01/28/2025	1,000,000	1,055,349
Fifth Third Bancorp	4.300%	01/16/2024	3,500,000	3,860,148
Huntington Bancshares	2.300%	01/14/2022	225,000	230,941
Huntington Bancshares	2.625%	08/06/2024	3,525,000	3,732,485
JP Morgan Chase & Co.	3.300%	04/01/2026	3,280,000	3,666,164
JP Morgan Chase & Co.	3.875%	09/10/2024	3,400,000	3,769,825
Keycorp	2.550%	10/01/2029	1,325,000	1,371,534
Keycorp	4.100%	04/30/2028	3,740,000	4,340,326
MUFG Americas Holding	3.000%	02/10/2025	942,000	1,001,894
Marsh & McLennan Co. Inc.	3.500%	06/03/2024	1,265,000	1,386,289
Morgan Stanley	2.625%	11/17/2021	3,250,000	3,340,786
MUFG Americas Holdings Corp.	3.500%	06/18/2022	2,650,000	2,784,116
PNC Bank	3.500%	01/23/2024	3,570,000	3,902,719
Suntrust Bank Inc.	4.000%	05/01/2025	3,300,000	3,748,036
US Bancorp	3.100%	04/27/2026	4,500,000	4,992,491
US Bancorp	3.600%	09/11/2024	1,100,000	1,224,549
Wells Fargo & Co.	4.100%	06/03/2026	6,030,000	6,800,124
21.3% – Total Finance				$79,291,155
CVS Health Corp.	3.875%	07/20/2025	5,000,000	5,619,223
Coca-Cola Corp.	3.450%	03/25/2030	6,230,000	7,330,470
Dover Corp.	2.950%	11/04/2029	4,500,000	4,814,523
Eaton Corp.	2.750%	11/02/2022	3,945,000	4,149,427
Emerson Electric Inc.	1.950%	10/15/2030	7,160,000	7,304,902
Home Depot Inc.	2.950%	06/15/2029	4,500,000	5,060,664
Home Depot Inc.	2.500%	04/15/2027	1,515,000	1,659,824
Johnson Controls International PLC	3.625%	07/02/2024	1,225,000	1,308,658
Johnson Controls International PLC	3.750%	12/01/2021	1,000,000	1,022,787
Johnson Controls International PLC	3.900%	02/14/2026	1,000,000	1,112,422
Kroger Co.	3.500%	02/01/2026	3,300,000	3,721,854
Kroger Co.	4.000%	02/01/2024	150,000	165,524
McDonald’s Corp.	3.500%	07/01/2027	3,975,000	4,513,567
McDonald’s Corp.	3.700%	01/30/2026	1,075,000	1,218,712
Nike Inc.	3.250%	03/27/2040	3,000,000	3,357,682
Union Pacific Corp.	3.500%	06/08/2023	3,800,000	4,118,814
Walt Disney Corp.	3.350%	03/24/2025	2,945,000	3,264,645
Walt Disney Corp.	3.800%	03/22/2030	3,595,000	4,204,492
17.1% – Total Industrial				$63,948,190
The accompanying notes are an integral part of these financial statements.

16

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Berkshire Hathaway Energy Co.	3.750%	11/15/2023	6,166,000	$6,776,630
Duke Energy Corp.	2.650%	09/01/2026	1,475,000	1,600,312
Duke Energy Corp.	3.550%	09/15/2021	3,325,000	3,418,344
Enterprise Products	3.350%	03/15/2023	1,640,000	1,736,720
Enterprise Products	3.750%	02/15/2025	1,875,000	2,072,964
Eversource Energy	2.800%	05/01/2023	2,225,000	2,329,257
Eversource Energy	3.150%	01/15/2025	923,000	1,002,305
Eversource Energy	2.750%	03/15/2022	570,000	590,760
Eversource Energy	4.250%	04/01/2029	1,007,000	1,196,794
Interstate Power & Light	3.400%	08/15/2025	1,525,000	1,664,632
Interstate Power & Light	3.250%	12/01/2024	3,357,000	3,643,431
Interstate Power & Light	4.100%	09/26/2028	1,405,000	1,627,322
National Rural Utilities Corp.	2.950%	02/07/2024	1,000,000	1,070,101
National Rural Utilities Corp.	3.050%	02/15/2022	100,000	103,649
National Rural Utilities Corp.	3.400%	11/15/2023	2,000,000	2,174,169
Virginia Electric & Power Co.	2.950%	11/15/2026	2,000,000	2,217,673
Virginia Electric & Power Co.	2.950%	01/15/2022	390,000	400,688
Virginia Electric & Power Co.	3.450%	09/01/2022	2,315,000	2,431,025
Xcel Energy Inc.	3.300%	06/01/2025	4,210,000	4,626,985
10.9% – Total Utilities				$40,683,761
49.3% Total Corporate Bonds				$183,923,106
Certificates of Deposit
Goldmans Sachs	3.400%	10/17/2023	250,000	274,882
0.1% – Total For Certificates of Deposit				274,882
United States Government Treasury Obligations
Treasury Bond	2.250%	08/15/2046	5,000,000	5,930,273
Treasury Bond	2.750%	08/15/2047	11,500,000	15,025,918
Treasury Note	2.000%	02/15/2025	10,000,000	10,797,656
Treasury Note	2.000%	11/15/2026	3,000,000	3,294,141
Treasury Note	0.125%	04/30/2022	2,500,000	2,498,047
Treasury Note	3.125%	11/15/2028	14,000,000	16,926,328
Treasury Note	2.500%	05/15/2046	11,800,000	14,635,227
Treasury Note	2.750%	02/15/2028	10,000,000	11,664,844
21.7% – Total United States Government Treasury Obligations				$80,772,434
United States Government Agency Obligations
FHLB	3.250%	11/16/2028	8,250,000	9,831,737
2.6% – Total United States Government Agency Obligations				9,831,737
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*	3.264%	04/01/2042	189,041	198,866
FHLMC Pool G01880	5.000%	08/01/2035	69,518	79,743
FHLMC Pool G06616	4.500%	12/01/2035	130,497	142,486
FHLMC Pool G08068	5.500%	07/01/2035	351,484	403,388
FHLMC Pool G09921	4.000%	07/01/2024	134,509	142,176
FHLMC Pool G18642	3.500%	04/01/2032	2,358,010	2,494,541
FHLMC Pool G18667	3.500%	10/01/2032	1,678,073	1,772,742
The accompanying notes are an integral part of these financial statements.

17

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
FHLMC Pool G31087	4.000%	07/01/2038	2,064,417	$2,215,005
FHLMC Pool SB0017	3.500%	11/01/2028	4,060,440	4,299,944
FHLMC Pool ZK6713	3.000%	06/01/2029	6,419,997	6,841,880
FHLMC Series 2985 Class GE	5.500%	06/15/2025	61,469	66,019
FHLMC Series 3946 Class LN	3.500%	04/15/2041	524,707	555,987
FHLMC Series 4017 Class MA	3.000%	03/15/2041	211,359	215,085
FHLMC Series 4087 Class PT	3.000%	07/15/2042	743,000	787,928
FHLMC Series 4161 Class QA	3.000%	02/15/2043	179,305	193,059
FHLMC Series 4582 Class PA	3.000%	11/15/2045	1,137,914	1,215,765
FHLMC Series 4689 Class DA	3.000%	07/15/2044	1,434,025	1,481,669
FHLMC Series 4709 Class EA	3.000%	01/15/2046	1,553,392	1,629,897
FHLMC Series 4808 Class PK	3.500%	10/15/2045	950,507	980,986
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.292%	12/01/2041	160,249	168,191
FNMA Pool 1107	3.500%	07/01/2032	687,952	736,144
FNMA Pool 889050	6.000%	05/01/2037	246,249	286,959
FNMA Pool 995112	5.500%	07/01/2036	131,364	150,693
FNMA Pool AA4392	4.000%	04/01/2039	203,812	223,545
FNMA Pool AL6923	3.000%	05/01/2030	4,604,825	4,906,831
FNMA Pool AL9309	3.500%	10/01/2031	667,033	705,774
FNMA Pool AN8842	3.320%	04/01/2028	3,000,000	3,322,908
FNMA Pool AN9848	3.740%	07/01/2028	2,500,000	2,883,223
FNMA Pool BL0189	3.830%	10/01/2028	2,000,000	2,333,148
FNMA Pool BL0359	3.700%	11/01/2028	4,873,763	5,637,913
FNMA Pool BL2935	3.150%	06/01/2029	3,000,000	3,440,177
FNMA Pool MA0384	5.000%	04/01/2030	145,440	163,059
FNMA Pool MA2773	3.000%	09/01/2036	3,374,904	3,574,152
FNMA Pool MA3337	4.000%	04/01/2038	1,577,478	1,693,810
FNMA Series 2003-79 Class NJ	5.000%	08/25/2023	86,656	90,409
FNMA Series 2005-64 Class PL	5.500%	07/25/2035	65,792	73,685
FNMA Series 2011-53 Class DT	4.500%	06/25/2041	203,141	229,575
FNMA Series 2012-12 Class KD	2.000%	11/25/2042	1,751,647	1,786,956
FNMA Series 2013-21 Class VA	3.000%	07/25/2028	681,155	699,225
FNMA Series 2013-83 Class MH	4.000%	08/25/2043	314,640	353,893
FNMA Series 2014-20 Class AC	3.000%	08/25/2036	554,346	582,085
FNMA Series 2014-28 Class PA	3.500%	02/25/2043	236,166	252,223
FNMA Series 2015-72 Class GB	2.500%	12/25/2042	952,317	984,397
FNMA Series 2016-39 Class LA	2.500%	03/25/2045	2,202,966	2,301,389
FNMA Series 2016-79 Class L	2.500%	10/25/2044	1,464,195	1,522,478
FNMA Series 2016-99 Class TA	3.500%	03/25/2036	524,747	567,256
FNMA Series 2017-30 Class G	3.000%	07/25/2040	1,617,274	1,653,733
FNMA Series 2018-67 Class BA	4.500%	03/25/2046	1,397,059	1,480,001
FNMA Series 2019-60	2.500%	03/25/2049	3,585,966	3,762,068
19.4% – Total United States Government Agency Obligations – Mortgage Backed Securities				$72,283,066
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center	2.853%	11/15/2026	750,000	810,562
Kansas Development Finance Authority Revenue	3.741%	04/15/2025	3,705,000	4,015,109
Kansas Development Finance Authority Revenue	4.091%	04/15/2027	125,000	140,479
The accompanying notes are an integral part of these financial statements.

18

Johnson Institutional Core Bond Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	180,000	$187,281
Kentucky Property and Buildings Commission Revenue	5.373%	11/01/2025	590,000	665,750
Ohio Higher Education Facilities – Cleveland Clinic Health Systems	3.849%	01/01/2022	945,000	977,744
Ohio Major New Infrastructure Revenue	4.994%	12/15/2020	850,000	864,713
2.0% – Total Taxable Municipal Bonds				$7,661,638
Total Fixed Income Securities 95.1%				$354,746,863
(Identified Cost $328,406,646)
Preferred Stocks			Shares
Allstate Corp.	5.100%	01/15/2053	83,000	2,114,010
Total Preferred Stocks 0.6%				$2,114,010
(Identified Cost $2,034,817)
Cash Equivalents
First American Government Obligation Fund, Class Z**			15,330,955	15,330,955
Total Cash Equivalents 4.1%				$15,330,955
(Identified Cost $15,330,955)
Total Portfolio Value 99.8%				$372,191,828
(Identified Cost $345,772,418)
Other Assets in Excess of Liabilities 0.2%				$674,432
Total Net Assets 100%				$372,866,260

*
Variable Rate Security; the rate shown is as of June 30, 2020.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

19

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Corporate Bonds
American Express Credit	2.250%	05/05/2021	2,000,000	$2,027,482
American Express Credit	2.500%	08/01/2022	1,000,000	1,035,642
American Express Credit	2.500%	07/30/2024	1,322,000	1,399,248
Bank of America	3.875%	08/01/2025	861,000	974,852
BB&T Corp.	3.750%	12/06/2023	1,000,000	1,095,209
Fifth Third Bancorp	3.500%	03/15/2022	865,000	905,245
Fifth Third Bancorp	4.300%	01/16/2024	2,544,000	2,805,776
Goldman Sachs Group Inc.	2.600%	12/27/2020	3,500,000	3,536,714
Huntington Bancshares	2.300%	01/14/2022	2,123,000	2,179,060
Huntington Bancshares	3.150%	03/14/2021	1,100,000	1,118,318
JP Morgan Chase & Co.	2.550%	10/29/2020	1,700,000	1,708,671
JP Morgan Chase & Co.	4.500%	01/24/2022	2,600,000	2,759,965
Keycorp	5.100%	03/24/2021	3,500,000	3,616,714
Morgan Stanley	5.500%	07/28/2021	3,500,000	3,685,529
MUFG Americas Holding Corp.	3.000%	02/10/2025	3,500,000	3,722,536
Shell International	1.750%	09/12/2021	4,050,000	4,108,899
Wells Fargo & Co.	3.450%	02/13/2023	3,140,000	3,333,072
19.4% – Total Finance				$40,012,932
Burlington Northern Santa Fe	3.050%	03/15/2022	1,700,000	1,768,093
Chevron Corp. (3month LIBOR + 0.530)*	1.993%	03/03/2022	2,100,000	2,109,203
CVS Health Corp.	3.700%	03/09/2023	3,095,000	3,323,827
Eaton Electric Holdings	3.875%	12/15/2020	1,465,000	1,474,881
Kroger Co.	3.400%	04/15/2022	1,000,000	1,042,144
McDonald’s Corp.	2.625%	01/15/2022	2,300,000	2,377,257
McDonald’s Corp.	2.750%	12/09/2020	1,000,000	1,008,752
Oracle Corp.	1.900%	09/15/2021	1,063,000	1,081,167
Union Pacific Corp.	3.150%	03/01/2024	2,800,000	3,037,808
8.3%- Total Industrials				$17,223,132
Berkshire Hathaway Energy Company	3.750%	11/15/2023	1,700,000	1,868,354
Berkshire Hathaway Energy Company	2.375%	01/15/2021	1,462,000	1,478,285
BP Capital Markets	4.500%	10/01/2020	4,300,000	4,339,905
Duke Energy Corp.	3.750%	04/15/2024	3,220,000	3,525,654
Enterprise Products	3.350%	03/15/2023	2,447,000	2,591,313
Enterprise Products	5.200%	09/01/2020	1,000,000	1,007,570
Eversource Energy	2.750%	03/15/2022	3,200,000	3,316,546
Georgia Power Co.	2.100%	07/30/2023	1,000,000	1,040,560
Georgia Power Co.	2.850%	05/15/2022	2,600,000	2,699,532
Virginia Electric & Power Co.	2.750%	03/15/2023	2,410,000	2,534,636
Virginia Electric & Power Co.	2.950%	01/15/2022	500,000	513,702
Xcel Energy Inc.	2.600%	03/15/2022	2,061,000	2,121,733
13.1% – Total Utilities				$27,037,790
40.8% Total Corporate Bonds				$84,273,854
United States Government Treasury Obligations
Treasury Bill (b)	0.150%	02/25/2021	3,500,000	3,496,282
Treasury Note (a)	0.125%	04/30/2022	8,235,000	8,228,566
Treasury Note	0.375%	04/30/2025	5,500,000	5,524,922
The accompanying notes are an integral part of these financial statements.

20

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
Treasury Note (b)	1.375%	09/30/2020	1,300,000	$1,303,859
Treasury Note (a)	1.375%	05/31/2021	4,800,000	4,852,500
Treasury Note (a)	1.500%	01/15/2023	1,734,000	1,792,116
Treasury Note (a)	1.750%	05/31/2022	44,000	45,325
Treasury Note	2.000%	08/15/2025	8,400,000	9,118,594
Treasury Note (a)	2.500%	12/31/2020	1,467,000	1,483,733
17.4% – Total United States Government Treasury Obligations				35,845,897
United States Government Agency Obligations
FHLMC	0.430%	06/09/2023	3,770,000	3,771,026
FHLMC	0.450%	05/26/2023	1,800,000	1,800,144
FHLMC	0.500%	06/03/2024	1,140,000	1,140,165
FNMA	0.500%	06/17/2025	6,200,000	6,202,366
FNMA	0.750%	04/20/2023	9,000,000	9,008,922
FHLMC	1.100%	04/13/2023	5,000,000	5,001,385
13.0% – Total United States Government Agency Obligations				26,924,008
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Pool G16330	3.500%	08/01/2032	2,055,183	2,176,002
FHLMC Pool G18642	3.500%	04/01/2032	2,200,809	2,328,238
FHLMC Pool J12635	4.000%	07/01/2025	69,035	73,020
FHLMC Pool J32364	2.500%	11/01/2028	2,097,830	2,201,026
FHLMC Pool ZS7207	3.500%	07/01/2030	1,882,963	1,996,842
FHLMC Series 4009 Class PA	2.000%	06/15/2041	914,098	941,558
FHLMC Series 4198 Class BE	2.000%	10/15/2040	3,051,434	3,095,435
FHLMC Series 4271 Class CE	2.000%	08/15/2036	871,780	885,453
FHLMC Series 4287 Class AB	2.000%	12/15/2026	530,476	542,352
FHLMC Series 4440 Class VC	2.500%	08/15/2026	1,421,706	1,462,176
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*	3.289%	12/01/2041	160,249	168,191
FNMA Pool 1106	3.000%	07/01/2032	4,431,838	4,670,818
FNMA Pool 833200	5.500%	09/01/2035	466,835	536,031
FNMA Pool AL9230	3.500%	12/01/2029	1,811,900	1,939,587
FNMA Pool AT2060	2.500%	04/01/2028	2,213,343	2,348,870
FNMA Pool FM1536	2.500%	11/01/2030	991,119	1,038,825
FNMA Pool MA2710	2.500%	08/01/2026	1,247,996	1,307,506
FNMA Series 2013-6 Class BC	1.500%	12/25/2042	349,091	351,189
FNMA Series 2017-30 Class G	3.000%	07/25/2040	924,157	944,990
FNMA Series 2020-44 Class TE	2.000%	12/25/2035	4,285,000	4,484,399
GNMA Pool 726475	4.000%	11/15/2024	87,533	92,369
GNMA Pool 728920	4.000%	12/15/2024	126,682	133,692
16.3% – Total United States Government Agency Obligations – Mortgage Backed Securities				$33,718,569
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue	3.227%	04/15/2022	1,700,000	1,747,226
Kent State University Revenue	1.875%	05/01/2023	1,000,000	1,005,230
Kentucky Asset Liability Commission Revenue	2.668%	04/01/2021	820,000	828,290
Kentucky Asset Liability Commission Revenue	5.339%	04/01/2022	355,000	369,360
Lucas County Ohio Taxable Limited Tax GO	1.250%	07/08/2021	1,000,000	1,004,970
The accompanying notes are an integral part of these financial statements.

21

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2020 – Unaudited

Fixed Income Securities	Rate	Maturity	Face Value	Fair Value
University of Akron General Receipts	1.976%	01/01/2021	500,000	$501,810
University of Cincinnati General Receipts	1.878%	06/01/2023	1,200,000	1,216,416
3.2% Total Taxable Municipal Bonds				$6,673,302
Total Fixed Income Securities 90.7%				$187,435,630
(Identified Cost $184,059,112)
Cash & Cash Equivalents			Shares
First American Government Obligation Fund, Class Z**			16,406,100	16,406,100
Total Cash Equivalents 7.9%				$16,406,100
(Identified Cost $16,406,100)
Total Portfolio Value 98.6%				$203,841,730
(Identified Cost $200,465,212)
Liabilities in Excess of Other Assets 1.4%				$2,784,449
Total Net Assets: 100.0%				$206,626,179
Futures Contracts	Long Contracts	Notional Value at Purchase	Notional Value 6/30/2020	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 (50 units per contract) expiring Sept 2020	1,322	204,004,241	204,262,220	257,979
		$204,004,241	$204,262,220	$257,979

*
Variable Rate Security; the rate shown is as of June 30, 2020.

**
Variable Rate Security; as of June 30, 2020, the 7 day annualized yield was 0.06%.

(a)
Position held as collateral for futures contracts

(b)
A portion of this position is held as a collateral for futures contracts.

ARM – Adjustable Rate Mortgage
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Statements of Assets and Liabilities
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$178,541,985	$167,524,573	$372,191,828	$203,841,730
Variation Margin Receivable	—	—	—	2,809,250
Interest Receivable	1,061,277	1,012,070	2,000,020	1,015,073
Fund Shares Sold Receivable	1,904,806	1,319,404	391,480	25,643
Receivable for CMO Paydowns	682	731	740	—
Total Assets	$181,508,750	$169,856,778	$374,584,068	$207,691,696
Liabilities:
Accrued Management Fee	$35,288	$33,710	$70,987	$56,809
Securities Purchased Payable	750,000	—	1,629,983	1,004,960
Fund Shares Redeemed Payable	13,331	14,599	16,838	3,748
Total Liabilities	$798,619	$48,309	$1,717,808	$1,065,517
Net Assets	$180,710,131	$169,808,469	$372,866,260	$206,626,179
Net Assets Consist of:
Paid in Capital	$176,243,533	$157,664,149	$341,956,879	$206,680,999
Accumulated Earnings	4,466,598	12,144,320	30,909,381	(54,820)
Net Assets	$180,710,131	$169,808,469	$372,866,260	$206,626,179
Pricing of Class I Shares
Net assets applicable to Class I Shares	$180,706,908	$169,805,073	$372,617,541	$206,626,179
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,707,440	10,136,548	21,162,140	12,591,697
Net Asset Value, Offering price and redemption price	$15.44	$16.75	$17.61	$16.41
Pricing of Class F Shares
Net assets applicable to Class F Shares	$3,223	$3,396	$248,719	n/a
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	207	201	14,032	n/a
Net Asset Value, Offering price and redemption price	$15.55	$16.89	$17.73	n/a
*Identified Cost of Investment Securities	$173,615,495	$156,472,158	$345,772,418	$200,465,212
The accompanying notes are an integral part of these financial statements.

23

JOHNSON MUTUAL FUNDS	June 30, 2020 – Unaudited

Statements of Operations
	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Six Months Ended 6/30/2020	Six Months Ended 6/30/2020	Six Months Ended 6/30/2020	Six Months Ended 6/30/2020
Investment Income:
Interest	$1,986,757	$1,986,095	$3,944,519	$1,946,526
Dividends	10,834	43,375	71,779	57,444
Total Investment Income	$1,997,591	$2,029,470	$4,016,298	$2,003,970
Expenses:
Gross Management Fee	$254,488	$237,565	$460,473	$339,794
Distribution Fee	4	4	252	—
Management Fee Waiver (Note #4)	(42,414)	(39,594)	(76,745)	—
Distribution Fee Waiver (Note #4)	(2)	(2)	(101)	—
Net Expenses	$212,076	$197,973	$383,879	$339,794
Net Investment Income	$1,785,515	$1,831,497	$3,632,419	$1,664,176
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$122,910	$1,040,972	$4,439,632	$801,696
Net Realized (Loss) from Futures Contracts	—	—	—	(11,819,921)
Net Change in Unrealized Gain on Investments	3,338,651	6,249,887	16,315,398	811,205
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	(2,291,941)
Net Gain/(Loss) on Investments	$3,461,561	$7,290,859	$20,755,030	$(12,498,961)
Net Change in Net Assets from Operations	$5,247,076	$9,122,356	$24,387,449	$(10,834,785)

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS	June 30, 2020

Statements of Changes in Net Assets
	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Six Months Ended 6/30/2020*	Year Ended 12/31/2019	Six Months Ended 6/30/2020*	Year Ended 12/31/2019	Six Months Ended 6/30/2020*	Year Ended 12/31/2019	Six Months Ended 6/30/2020*	Year Ended 12/31/2019
Operations:
Net Investment Income	$1,785,515	$3,726,961	$1,831,497	$3,957,726	$3,632,419	$6,570,408	$1,664,176	$3,491,918
Net Realized Gain from Security Transactions	122,910	4,152	1,040,972	366,760	4,439,632	1,146,586	801,696	3,283
Net Realized Gain (Loss) from Futures Contracts	—	—	—	—	—	—	(11,819,921)	24,413,603
Net Change in Unrealized Gain on Investments	3,338,651	3,373,634	6,249,887	6,510,789	16,315,398	13,041,608	811,205	3,200,907
Net Change in Unrealized Gain (Loss) on Futures Contracts	—	—	—	—	—	—	(2,291,941)	13,006,856
Net Change in Net Assets from Operations	$5,247,076	$7,104,747	$9,122,356	$10,835,275	$24,387,449	$20,758,602	$(10,834,785)	$44,116,567
Distributions to Shareholders:(a)
From Class I	$(1,777,573)	$(3,832,490)	$(1,804,944)	$(4,119,819)	$(3,609,992)	$(7,003,077)	$(1,656,616)	$(19,593,401)
From Class F	(25)	(68)	(29)	(79)	(2,064)	(813)	n/a	n/a
Net Change in Net Assets from Capital Share Transactions	$(1,777,598)	$(3,832,558)	$(1,804,973)	$(4,119,898)	$(3,612,056)	$(7,003,890)	$(1,656,616)	$(19,593,401)
Capital Share Transactions:
From Class I
Proceeds from shares sold	$49,675,139	$53,128,126	$25,824,142	$28,392,444	$134,195,359	$57,725,632	$72,798,357	$27,840,881
Net Asset Value of Shares Issued on Reinvestment of Dividends	563,430	997,278	443,156	861,961	2,528,035	4,285,676	1,527,137	19,593,400
Payments for Shares Redeemed	(37,800,759)	(34,622,382)	(17,509,945)	(20,655,462)	(46,148,617)	(31,732,781)	(39,142,225)	(13,952,256)
Net Increase from Class I share capital transactions	12,437,810	19,503,022	8,757,353	8,598,943	90,574,777	30,278,527	35,183,269	33,482,025
From Class F
Proceeds from shares sold	—	2,000	—	2,000	376,000	146,000	n/a	n/a
Net Asset Value of Shares Issued on Reinvestment of Dividends	25	68	29	79	2,064	813	n/a	n/a
Payments for Shares Redeemed	—	—	—	—	(289,439)	—	n/a	n/a
Net Increase from Class F share capital transactions	25	2,068	29	2,079	88,625	146,813	—	—
Net Change in Net Assets	$15,907,313	$22,777,279	$16,074,765	$15,316,399	$111,438,795	$44,180,052	$22,691,868	$58,005,191
Net Assets at Beginning of Year	$164,802,818	$142,025,539	$153,733,704	$138,417,305	$261,427,465	$217,247,413	$183,934,311	$125,929,120
Net Assets at End of Year	$180,710,131	$164,802,818	$169,808,469	$153,733,704	$372,866,260	$261,427,465	$206,626,179	$183,934,311

* Unaudited
The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$15.12	$14.80	$14.96	$14.98	$14.96	$15.05
Operations:
Net Investment Income	0.16	0.35	0.31	0.24	0.21	0.17
Net Realized and Unrealized Gains/(Losses) on Securities	0.32	0.33	(0.14)	(0.01)	0.04	(0.07)
Total Operations	$0.48	$0.68	$0.17	$0.23	$0.25	$0.10
Distributions:
Net Investment Income	(0.16)	(0.36)	(0.33)	(0.25)	(0.23)	(0.19)
Return of Capital(a)	—	(0.00)	—	—	(0.00)	(0.00)
Net Realized Capital Gains	—	—	—	—	—	—
Total Distributions	$(0.16)	$(0.36)	$(0.33)	$(0.25)	$(0.23)	$(0.19)
Net Asset Value, end of year	$15.44	$15.12	$14.80	$14.96	$14.98	$14.96
Total Return(b)	3.17%(d)	4.65%	1.16%	1.54%	1.68%	0.67%
Net Assets, end of year (millions)	$180.71	$164.80	$142.03	$139.20	$124.37	$108.08
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.25%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to average net assets before Waiver	2.05%(e)	2.30%	2.06%	1.53%	1.32%	1.07%
Ratio of Net Investment Income to average net assets after Waiver	2.10%(e)	2.35%	2.11%	1.59%	1.38%	1.14%
Portfolio Turnover Rate	38.00%(d)	48.01%	39.88%	48.04%	73.88%	42.30%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2020, 2019, 2018, 2017, 2016, and 2015, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.24%, 0.24%, and 0.23%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS	Johnson Institutional Short Duration Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended 12/31/2019	Eight Months Ended 12/31/2018**
Net Asset Value, beginning of period	$15.20	$14.91	$14.79
Operations:
Net Investment Income	0.15	0.32	0.18
Net Realized and Unrealized Gains/(Losses) on Securities	0.32	0.33	0.02
Total Operations	$0.47	$0.65	$0.20
Distributions:
Net Investment Income	(0.12)	(0.36)	(0.08)
Net Realized Capital Gains	—	—	—
Total Distributions	$(0.12)	$(0.36)	$(0.08)
Net Asset Value, end of year	$15.55	$15.20	$14.91
Total Return(a)	3.11%(c)	4.36%	1.37%
Net Assets, end of year (millions)	$0.003	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	1.80%(d)	1.98%	1.06%
Ratio of Net Investment Income to average net assets after Waiver	1.95%(d)	2.13%	1.21%
Portfolio Turnover Rate	38.00%(c)	48.01%	39.88%

*
Unaudited

**
Inception Date May 1, 2018.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019, and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a poriton of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$15.98	$15.27	$15.63	$15.56	$15.41	$15.61
Operations:
Net Investment Income	0.19	0.41	0.41	0.35	0.34	0.33
Net Realized and Unrealized Gains/(Losses) on Securities	0.77	0.73	(0.35)	0.11	0.18	(0.19)
Total Operations	$0.96	$1.14	$0.06	$0.46	$0.52	$0.14
Distributions:
Net Investment Income	(0.19)	(0.42)	(0.42)	(0.36)	(0.36)	(0.34)
Return of Capital(a)	—	—	—	—	—	(0.00)
Net Realized Capital Gains	—	(0.01)	—	(0.03)	(0.01)	—
Total Distributions	$(0.19)	$(0.43)	$(0.42)	$(0.39)	$(0.37)	$(0.34)
Net Asset Value, end of year	$16.75	$15.98	$15.27	$15.63	$15.56	$15.41
Total Return(b)	6.01%(d)	7.53%	0.42%	2.99%	3.37%	0.90%
Net Assets, end of year (millions)	$169.81	$153.73	$138.42	$126.54	$110.71	$104.36
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.25%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to average net assets before Waiver	2.26%(e)	2.57%	2.61%	2.19%	2.12%	2.06%
Ratio of Net Investment Income to average net assets after Waiver	2.31%(e)	2.62%	2.66%	2.25%	2.18%	2.13%
Portfolio Turnover Rate	22.12%(d)	32.83%	39.66%	40.37%	50.71%	32.75%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2020, 2019, 2018, 2017, 2016, and 2015, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.24%, 0.24%, and 0.23%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

28

FINANCIAL HIGHLIGHTS	Johnson Institutional Intermediate Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended 12/31/2019	Eight Months Ended 12/31/2018**
Net Asset Value, beginning of period	$16.09	$15.39	$15.25
Operations:
Net Investment Income	0.18	0.37	0.22
Net Realized and Unrealized Gains/(Losses) on Securities	0.77	0.75	0.04
Total Operations	$0.95	$1.12	$0.26
Distributions:
Net Investment Income	(0.15)	(0.41)	(0.12)
Net Realized Capital Gains	—	(0.01)	—
Total Distributions	$(0.15)	$(0.42)	$(0.12)
Net Asset Value, end of year	$16.89	$16.09	$15.39
Total Return(a)	5.90%(c)	7.35%	1.72%
Net Assets, end of year (millions)	$0.003	$0.003	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.02%(d)	2.26%	1.31%
Ratio of Net Investment Income to average net assets after Waiver	2.17%(d)	2.41%	1.46%
Portfolio Turnover Rate	22.12%(c)	32.83%	39.66%

*
Unaudited

**
Inception date May 1, 2018.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a poriton of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

29

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class I
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$16.41	$15.49	$15.91	$15.73	$15.63	$15.98
Operations:
Net Investment Income	0.20	0.43	0.40	0.37	0.39	0.39
Net Realized and Unrealized Gains/(Losses) on Securities	1.20	0.94	(0.40)	0.21	0.19	(0.21)
Total Operations	$1.40	$1.37	$(0.00)	$0.58	$0.58	$0.18
Distributions:
Net Investment Income	(0.20)	(0.44)	(0.42)	(0.39)	(0.40)	(0.42)
Return of Capital(a)	—	—	—	—	(0.00)	(0.00)
Net Realized Capital Gains	—	(0.01)	—	(0.01)	(0.08)	(0.11)
Total Distributions	$(0.20)	$(0.45)	$(0.42)	$(0.40)	$(0.48)	$(0.53)
Net Asset Value, end of year	$17.61	$16.41	$15.49	$15.91	$15.73	$15.63
Total Return(b)	8.54%(d)	8.94%	0.13%	3.72%	3.67%	1.16%
Net Assets, end of year (millions)	$372.87	$261.28	$217.25	$201.22	$116.69	$86.90
Ratios/supplemental data(c)
Ratio of expenses to average net assets before Waiver	0.30%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%(e)	0.25%	0.25%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to average net assets before Waiver	2.31%(e)	2.59%	2.62%	2.29%	2.34%	2.39%
Ratio of Net Investment Income to average net assets after Waiver	2.36%(e)	2.64%	2.67%	2.35%	2.40%	2.46%
Portfolio Turnover Rate	21.30%(d)	28.83%	39.62%	31.42%	42.29%	29.51%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
In 2020, 2019, 2018, 2017, 2016, and 2015, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.25%, 0.25%, 0.24%, 0.24%, and 0.23%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

(d)
Not annualized

(e)
Annualized

The accompanying notes are an integral part of these financial statements.

30

FINANCIAL HIGHLIGHTS	Johnson Institutional Core Bond Fund

Class F
Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended 12/31/2019	Eight Months Ended 12/31/2018**
Net Asset Value, beginning of period	$16.49	$15.61	$15.41
Operations:
Net Investment Income	0.17	0.40	0.23
Net Realized and Unrealized Gains/(Losses) on Securities	1.23	0.92	0.10
Total Operations	$1.40	$1.32	$0.33
Distributions:
Net Investment Income	(0.16)	(0.43)	(0.13)
Net Realized Capital Gains	—	(0.01)	—
Total Distributions	$(0.16)	$(0.44)	$(0.13)
Net Asset Value, end of year	$17.73	$16.49	$15.61
Total Return(a)	8.51%(c)	8.56%	2.14%
Net Assets, end of year (millions)	$0.249	$0.148	$0.001
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.55%(d)	0.55%	0.55%
Ratio of expenses to average net assets after Waiver	0.40%(d)	0.40%	0.40%
Ratio of Net Investment Income to average net assets before Waiver	2.01%(d)	2.18%	1.29%
Ratio of Net Investment Income to average net assets after Waiver	2.16%(d)	2.33%	1.44%
Portfolio Turnover Rate	21.30%(c)	28.83%	39.62%

*
Unaudited

**
Inception date May 1, 2018.

(a)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)
In 2020, 2019 and 2018, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, and a poriton of the 0.25% 12b-1 fee to sustain a new distribution fee of 0.15%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2021. (Note #4)

(c)
Not annulized

(d)
Annulized

The accompanying notes are an integral part of these financial statements.

31

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:
	Six Months Ended 06/30/2020*	Year Ended December 31
		2019	2018	2017	2016	2015
Net Asset Value, beginning of year	$16.97	$14.21	$16.27	$16.28	$15.17	$15.82
Operations:
Net Investment Income	0.13	0.37	0.35	0.26	0.18	0.15
Net Realized and Unrealized Gains/(Losses) on Securities	(0.56)	4.40	(1.32)	3.21	1.76	0.07
Total Operations	$(0.43)	$4.77	$(0.97)	$3.47	$1.94	$0.22
Distributions:
Net Investment Income	(0.13)	(0.38)	(0.35)	(0.26)	(0.21)	(0.17)
Return of Capital(a)	—	—	—	—	—	(0.00)
Net Realized Capital Gains	—	(1.63)	(0.74)	(3.22)	(0.62)	(0.70)
Total Distributions	$(0.13)	$(2.01)	$(1.09)	$(3.48)	$(0.83)	$(0.87)
Net Asset Value, end of year	$16.41	$16.97	$14.21	$16.27	$16.28	$15.17
Total Return(b)	(2.39)%(c)	33.80%	(6.06)%	21.39%	12.89%	1.34%
Net Assets, end of year (millions)	$206.63	$183.93	$125.93	$137.98	$110.18	$97.95
Ratios/supplemental data
Ratio of expenses to average net assets	0.30%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to average net assets	1.71%(d)	2.21%	2.00%	1.45%	1.16%	0.91%
Portfolio Turnover Rate	79.87%(c)	46.04%	73.00%	40.40%	65.13%	57.75%

*
Unaudited

(a)
Return of Capital is less than $0.005 per share.

(b)
Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(c)
Not annualized

(d)
Annualized

The accompanying notes are an integral part of these financial statements.

32

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

1)       Organization:
The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).
Effective May 1, 2018, the Bond Funds each added a share class, Class F Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.
The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.
2)       Summary of Significant Accounting Policies:
Basis of Accounting:
The financial statements are prepared in accordance with accounting principles generally accepted in the United State of Americas (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.
New Accounting Pronouncement:
In March, 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization of premium requirements of ASC Subtopic 310-20, “Premium Amortization on Purchased Callable Bonds”. ASU 2017-08 requires a change in amortization for premium on purchases on noncontingent, callable bonds at a fixed price on a fixed date to be amortized to the earliest callable date. ASU 2017-08 is effective for all entities for fiscal years beginning after December 15, 2018, including interim periods therein. The Funds have adopted ASU 2017-08 with these financial statements. Based on the Adviser’s review, the required change has no material effect on these financial statements.
Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2020 was $193,047,423. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gain on futures contracts, as of June 30, 2020, was 257,979. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of

33

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

2)       Summary of Significant Accounting Policies, continued

the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.
As of June 30, 2020, RJ O’Brien holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value of  $17,684,249. Net variation margin receivable on futures contracts as of June 30, 2020 was $2,809,250.
Offsetting Assets and Liabilities:
The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2020, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.
The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2020.
Liabilities:
Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged / Received
Futures Contracts	$2,809,250	$—	$2,809,250	$—	$—	$2,809,250*
Total	$2,809,250	$—	$2,809,250	$—	$—	$2,809,250*

*
The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
Federal Income Tax:
The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent is net investment income and net realized capital gains are distributed in accordance with the Code.
In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended December 31 for the Bond Funds, and October 31 for the Enhanced Return Fund) plus undistributed amounts from prior years.

34

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

2)       Summary of Significant Accounting Policies, continued

The following information is computed for each item as of June 30, 2020:
	Short Duration	Intermediate	Core	Enhanced Return
Cost of Portfolio Investments	173,615,495	156,472,158	345,772,418	200,465,212
Gross unrealized appreciation	4,929,548	11,054,757	26,460,362	2,040,884
Gross unrealized depreciation	(3,059)	(4,979)	(40,952)	(1,956,308)
Net unrealized appreciation	4,926,489	11,049,778	26,419,410	84,576
ndistributed ordinary income	7,917	53,570	50,339	4,326,461
Other accumulated gains/(losses)	(467,808)	1,040,972	4,439,632	(4,465,857)
Accumulated Earnings	4,466,598	12,144,320	30,909,381	(54,820)
As of December 31, 2019, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers which may be carried forward for an indefinite period are as follows:
	Long-term	Short-term	Total
Short Duration	$427,040	$163,678	$590,718
The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Funds did not incur any interest or penalties.
Allocations between Classes:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.
Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

35

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

2)       Summary of Significant Accounting Policies, continued

For the year ended December 31, 2019, the Funds made the following reclassifications to increase (decrease) the components of the net assets:
	Paid in Capital	Accumulated Earnings
Short Duration Bond Fund	$(4,110)	$4,110
Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.
The tax character of the distributions paid as of December 31, 2018 and 2019 are as follows:
		Ordinary Income	Net Realized Long-Term Capital Gain	Total Taxable Distributions Paid
Short Duration Bond Fund	2018	$3,259,840	$—	$3,259,840
	2019	3,832,558	—	3,832,558
Intermediate Bond Fund	2018	3,637,579	3,563	3,641,142
	2019	4,119,898	—	4,119,898
Core Bond Fund	2018	5,821,958	7,411	5,829,369
	2019	6,805,209	198,681	7,003,890
Enhanced Return Fund	2018	5,441,277	3,689,948	9,131,225
	2019	10,075,564	9,517,837	19,593,401

*
Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

3)       Security Valuation and Transactions:
The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time. Fixed income securities typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.
GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
♦
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

36

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

3)       Security Valuation and Transactions, continued

♦
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
Corporate Bonds.   Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.
Certificates of Deposit.   Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.
U.S. Government Securities.   U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.
U.S. Agency Securities.   U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

37

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

3)       Security Valuation and Transactions, continued

Municipal Bonds.   Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.
Preferred Stocks.   Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Money Market.   Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.
Derivative Instruments.   Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2020:
Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$88,901,970	$—	$88,901,970
Certificates of Deposit	—	274,882	—	274,882
U.S. Treasury Obligations	—	14,195,928	—	14,195,928
U.S. Agency Obligations	—	21,765,836	—	21,765,836
U.S. Agency Obligations – Mortgage-Backed	—	30,574,500	—	30,574,500
Taxable Municipal Bonds	—	11,788,412	—	11,788,412
Cash Equivalents	11,040,457	—	—	11,040,457
Total	$11,040,457	$167,501,528	$—	$178,541,985

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$82,013,427	—	$82,013,427
Certificates of Deposit	—	274,882	—	274,882
U.S. Treasury Obligations	—	51,426,016	—	51,426,016
U.S. Agency Obligations	—	9,073,179	—	9,073,179
U.S. Agency Obligations – Mortgage-Backed	—	17,336,941	—	17,336,941
Taxable Municipal Bonds	—	3,934,915	—	3,934,915
Preferred Stocks	1,525,398	—	—	1,525,398
Cash Equivalents	1,939,815	—	—	1,939,815
Total	$3,465,213	$164,059,360	$—	$167,524,573

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$183,923,106	$—	$183,923,106
Certificates of Deposit	—	274,882	—	274,882
U.S. Treasury Obligations	—	80,772,434	—	80,772,434
U.S. Agency Obligations	—	9,831,737	—	9,831,737
U.S. Agency Obligations – Mortgage-Backed	—	72,283,066	—	72,283,066
Taxable Municipal Bonds	—	7,661,638	—	7,661,638
Preferred Stocks	2,114,010	—	—	2,114,010
Cash Equivalents	15,330,955	—	—	15,330,955
Total	$17,444,965	$354,746,863	$—	$372,191,828

38

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

3)       Security Valuation and Transactions, continued

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$84,273,854	$—	$84,273,854
U.S. Treasury Obligations	—	35,845,897	—	35,845,897
U.S. Agency Obligations	—	26,924,008	—	26,924,008
U.S. Agency Obligations – Mortgage-Backed	—	33,718,569	—	33,718,569
Taxable Municipal Bonds	—	6,673,302	—	6,673,302
Cash Equivalents	16,406,100	—	—	16,406,100
Sub-Total	$16,406,100	$187,435,630	$—	$203,841,730
Other Financial Instruments**	257,979	—	—	257,979
Total	$16,664,079	$187,435,630	$—	$204,099,709

*
See Portfolio of Investments for industry classification.

**
Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.
4)       Investment Advisory Agreement:
The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. The Bond Funds F share classes also have a 12b-1 fee at the annual rate of 0.25% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly.
The Adviser received management fees for the six months ended June 30, 2020 as indicated below. Effective May 1, 2020, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%, unchanged from the prior period (May 1, 2019 to April 30, 2020), and for the Bonds Funds F share classes, the adviser has agreed to waive a part of the 12b-1 fee from a maximum of 0.25% to an effective annual rate of 0.15%. The Adviser has the right to remove this fee waiver any time after April 30, 2021.
For the six months ended June 30, 2020, information regarding fees was as follows:
Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.05%	0.25%	$212,074	$42,416	$35,288
Intermediate Bond Fund	0.30%	0.05%	0.25%	197,971	39,596	33,710
Core Bond Fund	0.30%	0.05%	0.25%	383,728	76,846	70,987
Enhanced Return Fund	0.35%	—	0.25%	339,794	—	56,809
5)       Related Party Transactions:
All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $36,000 for the six months ended June 30, 2020, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of nine Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond

39

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

5)       Related Party Transactions, continued

Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2020, the following are identified as having an ownership of more than 25%:
Short Duration Bond Fund (Class I Shares):
Covenant Trust Company	41.05%
Client accounts held by National Financial Services	29.55%
Short Duration Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Intermediate Bond Fund (Class I Shares):
Covenant Trust Company	47.71%
Client accounts held by National Financial Services	28.45%
Intermediate Bond Fund (Class F Shares):
Client accounts held by the Advisor	100%
Core Bond Fund (Class I Shares):
Client accounts managed by the Advisor and held by Charles Schwab & Co	32.73%
Core Bond Fund (Class F Shares):
Client accounts held by LPL Financial Services	98.58%
Enhanced Return Fund:
Client accounts managed by the Advisor and held by Charles Schwab & Co	85.76%
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.
6)       Purchases and Sales of Securities:
For the year ended June 30, 2020, purchases and sales of investment securities aggregated:
	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$44,085,869	$44,085,869	$14,224,568	$14,224,568
Intermediate Bond Fund	23,681,087	20,331,823	19,047,598	14,125,578
Core Bond Fund	86,190,577	25,361,170	58,704,249	39,825,159
Enhanced Return Fund	80,124,570	82,845,130	46,920,874	41,761,003

40

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

7)       Capital Share Transactions:
As of June 30, 2020, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.
	Short Duration Bond Fund
	Class I Shares		Class F Shares*
	Six months ended 6/30/2020	Year ended 12/31/2019	Six months ended 6/30/2020	Year ended 12/31/2019
Issued	3,249,661	3,537,967	0	133
Reinvested	36,924	66,376	1	5
Redeemed	(2,478,779)	(2,298,119)	0	—
Change in shares outstanding	807,806	1,306,224	1	138
Shares outstanding, beginning of period	10,899,633	9,593,409	206	68
Shares outstanding, end of period	11,707,440	10,899,633	207	206

	Intermediate Bond Fund
	Class I Shares		Class F Shares*
	Six months ended 6/30/2020	Year ended 12/31/2019	Six months ended 6/30/2020	Year ended 12/31/2019
Issued	1,566,601	1,803,085	0	128
Reinvested	26,986	54,471	2	5
Redeemed	(1,075,001)	(1,303,291)	0	0
Change in shares outstanding	518,586	554,265	2	133
Shares outstanding, beginning of period	9,617,962	9,063,697	199	66
Shares outstanding, end of period	10,136,548	9,617,962	201	199

	Core Bond Fund
	Class I Shares		Class F Shares*
	Six months ended 6/30/2020	Year ended 12/31/2019	Six months ended 6/30/2020	Year ended 12/31/2019
Issued	7,797,819	3,582,287	21,412	8,841
Reinvested	146,906	264,562	119	50
Redeemed	(2,702,644)	(1,947,778)	(16,455)	0
Change in shares outstanding	5,242,081	1,899,071	5,076	8,891
Shares outstanding, beginning of period	15,920,059	14,020,988	8,956	65
Shares outstanding, end of period	21,162,140	15,920,059	14,032	8,956

	Enhanced Return Fund
	Six months ended 6/30/2020	Year ended 12/31/2019
Issued	4,374,611	1,604,799
Reinvested	108,075	1,154,935
Redeemed	(2,726,883)	(784,111)
Change in shares outstanding	1,755,803	1,975,623
Shares outstanding, beginning of period	10,835,894	8,860,271
Shares outstanding, end of period	12,591,697	10,835,894

*
Effective date for Class F shares was May 1, 2018.

41

NOTES TO THE FINANCIAL STATEMENTS	June 30, 2020 – Unaudited

8)       Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
9)      Market and Geopolitical Risk
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds' portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

42

DISCLOSURE OF EXPENSES (Unaudited)	June 30, 2020 – Unaudited

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of  $1,000 invested in the Funds on December 31, 2019 and held through June 30, 2020.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.
	Beginning Account Value December 31, 2019	Ending Account Value June 30, 2020	Expenses Paid During Period* January 1, 2020 – June 30, 2020
Short Duration Bond Fund
Actual – Class I	$1,000.00	$1,021.16	$1.25
Hypothetical	$1,000.00	$1,023.55	$1.25
Actual - Class F	$1,000.00	$1,023.03	$2.01
Hypothetical	$1,000.00	$1,022.81	$2.01
Intermediate Bond Fund
Actual – Class I	$1,000.00	$1,048.19	$1.27
Hypothetical	$1,000.00	$1,023.55	$1.25
Actual – Class F	$1,000.00	$987.57	$1.97
Hypothetical	$1,000.00	$1,022.81	$2.01
Core Bond Fund
Actual – Class I	$1,000.00	$1,073.13	$1.29
Hypothetical	$1,000.00	$1,023.55	$1.28
Actual – Class F	$1,000.00	$1,075.20	$2.06
Hypothetical	$1,000.00	$1,022.81	$2.01
Enhanced Return Fund
Actual	$1,000.00	$967.00	$1.71
Hypothetical	$1,000.00	$1,023.06	$1.76

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds Class I, the expense ratio is 0.25%; for Short Duration, Intermediate, and Core Bond Funds Class F, the total expense ratio is 0.40%; and for the Enhanced Return Fund, the expense ratio is 0.35%.

43

Review and Renewal of Management Agreements	June 30, 2020 – Unaudited

At a regular meeting of the Johnson Mutual Funds Trust on May 27, 2020, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), considered the renewal of the Management Agreements between the Trust and the Adviser, Johnson Investment Counsel, Inc. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Additionally, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.
The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business and financial resources, its personnel and operations, advisory, administrative and compliance services provided by the Adviser to the Funds, and the compensation received for management services. The Board reviewed and discussed each Fund’s performance for various periods, profitability of the Adviser with respect to the Funds and economies of scale.
With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and the nine Funds, which includes four institutional funds. The Trustees and representatives of the Adviser noted their cooperative working relationship. The Board reviewed the individuals who serve as portfolio managers for the Funds. The Trustees indicated that they were satisfied with the portfolio management being provided to the Funds by the Adviser. The Trustees next discussed the Adviser’s and Trust’s compliance programs, the resources allocated to compliance matters and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees noted that there was not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has sufficient resources to continue to provide quality advisory services to the Funds.
Next, the Trustees reviewed performance information for each of the Funds. The Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2020 and May 20, 2020. Information regarding each Fund’s performance was compared to the Fund’s benchmark index. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile.
The Trustees first discussed the performance of the retail Funds. The Trustees noted that the Equity Income Fund had slightly underperformed the S&P 500 Index for the 1 and 5-year periods but had outperformed the Index for the 3-year period. With respect to the Opportunity Fund, the Trustees noted that the Fund had outperformed the Russell 2500 Total Return Index for the 1, 3 and 5-year periods. The Trustees noted the International Fund’s performance was generally in line with that of its benchmark, the MSCI All Country World Index, for each of the periods. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s return outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 1-year period and was approximately the same for the 3 and 5-year periods. The Trustees the discussed the Municipal Income Fund’s returns, noting that the Fund had meaningfully outperformed the Barclays Municipal Bond 5-year GO Index for the 1-year, 3-year and 5-year periods. After discussion, the Trustees agreed that each of the retail Funds had reasonable performance.
The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund had underperformed its benchmark, the Bank of America Merrill Lynch 1-3 year U.S. Corporate and Government Index, for the 1 and 3-year periods but was in line for the 5-year period. Next, the Trustees discussed the performance of the Intermediate

44

Review and Renewal of Management Agreements	June 30, 2020 – Unaudited

Bond Fund, noting that it had materially outperformed the Barclays Intermediate U.S. Government Credit Index for all periods. With respect to the Core Bond Fund, the Board noted that the Fund had also significantly outperformed the Barclays U.S. Aggregate Index for the 1, 3, 5-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund slightly lagged its benchmark, the S&P 500 Index, for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of Institutional Funds had satisfactory performance given their respective investment objectives and strategies.
As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2019 by the Funds. As in past years, the Board and counsel discussed that the total expense ratio for each Fund was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Opportunity Fund, Core Bond Fund and Enhanced Return Fund were at or below the mean, while expense ratios for Equity Income Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser with respect to the Funds in the aggregate. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis and discussed their methodologies in determining the profitability of the Adviser. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.
The Trustees then reviewed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable and that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.
After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board renewed the management agreements for an additional year.

45

ADDITIONAL INFORMATION	June 30, 2020 – Unaudited

Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.
Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

46

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.
Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
INTERESTED TRUSTEE
Timothy E. Johnson (78) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	9	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (77) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	9	None
John R. Green (77) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company, Global Purchases Director, Baby Care	9	None
James J. Berrens (54) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Christian Community Health: Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015	9	None
Dr. Jeri B. Ricketts (62) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Retired Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati (2002 – 2018); Associate Professor Emeritus of Accounting, University of Cincinnati since 1986	9	None

47

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
OFFICERS
Jason O. Jackman (49) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser	N/A	N/A
Dale H. Coates (61) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Vice President and Portfolio Manager for the Trust’s Adviser	N/A	N/A
Marc E. Figgins (56) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Director of Fund Services for the Trust’s Adviser	NA	NA
Scott J. Bischoff (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Chief Compliance Officer of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (48) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Fund Administration & Compliance Associate for the Trust’s Adviser	NA	NA

48

Trustees and Officers
Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary
Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170
Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202
Independent Registered Public Accounting Firm
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115
Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.
Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 20, 2020, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Not applicable

(a)(2)      Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)      Not applicable

(b)          Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:	/s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2020

By	/s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 8, 2020

* Print the name and title of each signing officer under his or her signature.